Exhibit 10.1
Execution Version
DEEPWATER
PRODUCTION HANDLING
AND
OPERATING SERVICES AGREEMENT
FOR
GARDEN BANKS BLOCKS 738, 782, 785, 826 and 827
PRODUCTION HANDLING
AT THE GARDEN BANKS BLOCK 783 MAGNOLIA TLP
BY AND BETWEEN
CONOCOPHILLIPS COMPANY AND
DEVON ENERGY PRODUCTION COMPANY, L.P.
AND
CALLON PETROLEUM OPERATING COMPANY
EFFECTIVE April 18, 2007
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY CALLON PETROLEUM COMPANY FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

Execution Version
TABLE OF CONTENTS

ARTICLE I — CONTRACT APPLICATION		2

1.1	Application in General	2
1.2	Application of Magnolia TLP Operating Agreement	2

ARTICLE II — DEFINITIONS AND EXHIBITS		3

2.1	Preface	3
2.2	Definitions	3
2.3	Exhibits	10
ARTICLE III — INFRASTRUCTURE AND FACILITIES		10

3.1	Satellite Production System	10
3.1.1	Design and Installation of Satellite Production System	10
3.1.2	Costs of Satellite Production System	11
3.1.3	Scheduling Producer’s Work	12
3.1.4	Magnolia TLP Criteria	12
3.1.5	Riser and Umbilical Handover	13
3.1.6	Magnolia TLP Access & Boarding for Producer’s Work	13
3.1.7	Conduct of Producer’s Work	14
3.2	Receiving Facility	15
3.3	Capacity Upgrades	16
3.4	Magnolia Owners’ Tie-In Option	16
3.4.1	Costs of Tie-in Option	17
3.4.2	Operation, Maintenance and Abandonment of Tie-in	17

ARTICLE IV — SERVICES		18

4.1	General	18
4.1.1	Production Handling Services	18
4.1.2	Satellite Production System Operations	19
4.2	Well Unloading	19
4.3	Producer’s Responsibilities	19
4.4	Right of Use of Deck Space	19
4.5	Energy Sources	20
4.6	Communication Equipment	20
4.7	Emergency Response	20

ARTICLE V — FEES & EXPENSES/ACCOUNTING PROCEDURES		21

5.1	Operating and Maintenance	21
5.1.1	Monthly Charges	21
5.1.2	Annual Review	22
5.2	Fuel/Vent/Flare Gas	22
5.3	Infrastructure Access Fees	23
5.3.1	IAF for Firm Capacity, Interruptible Capacity and FA Capacity	23
5.3.2	Minimum Monthly Fee	23
5.4	Future Governmental Regulations Costs	24
5.5	Producer’s Sole Expenses	25
5.6	Magnolia Owners’ Sole Expenses	25
5.7	Deferred Production Compensation	25
5.7.1	Compensation for Magnolia Owners for Initial Tie-In	25

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Execution Version

5.7.2	Compensation for Producer	25
5.7.3	Compensation Methodology	26
5.7.4	Duration of Shutdown	27
5.7.5	Compensation for Magnolia Owners after Initial Tie-In	28
5.8	Royalties and Taxes	28
5.9	Quality Bank Payments	28

ARTICLE VI — CAPACITY		28

6.1	Magnolia TLP Base Capacity	28
6.2	Production Processing and Handling Capacity	29
6.2.1	Firm Capacity	29
6.2.2	Interruptible Capacity	31
6.2.3	Flow Assurance Capacity	31
6.3	Production Prioritization	32
6.3.1	Processing Facility Constraints	32
6.3.2	Gas Export Pipeline Constraints	33
6.3.3	Oil Export Pipeline Constraints	33
6.4	Production Compatibility	34
6.4.1	Conforming Fluids	34
6.4.2	Non-Conforming Satellite Production	34
6.4.3	Market Value	35

ARTICLE VII – METERING AND ALLOCATION, PERMITS, AND QUALITY BANK		36

7.1	General Application	36
7.2	Permits	36
7.2.1	Surface Commingling Permit	36
7.2.2	Other Permits	36
7.2.3	Permit Denials	37
7.3	Quality Bank	37

ARTICLE VIII — GATHERING AND TRANSPORTATION		37

8.1	Product Disposition	37
8.2	Product Transportation	38
8.3	Pipeline Penalties	38
8.4	Gas Imbalances	39

ARTICLE IX — SUSPENSION OF OPERATIONS AND FORCE MAJEURE		39

9.1	Notice	39
9.2	Suspension of Obligation	39
9.3	Resolution	39
9.4	Suspension of Operations	39
9.5	Magnolia TLP Operator’s Right to ShutDown Operations on Magnolia TLP	40

ARTICLE X — TERM, DEFAULT, TERMINATION, AND CONTINUATION OF SERVICES		41

10.1	Term of Agreement	41
10.2	Default	41
10.3	Termination by Magnolia Owners	42
10.4	Termination by Producer	43
10.5	Responsibilities and Obligations at Termination	43

ARTICLE XI — LIABILITIES AND INDEMNIFICATION		45

Execution Version

11.1	Liability and Indemnity	45
11.1.1	Definition of Claims	45
11.1.2	Application of Indemnities	45
11.1.3	Producer’s Indemnity	46
11.1.4	Magnolia Owners’ Indemnity	48
11.1.5	Environmental Indemnity	49
11.1.6	Notices and Defense of Indemnified Claims	51
11.1.7	Non-Conforming Production	51
11.1.8	No Limitations	51
11.1.9	Allocation of Liability Among the Magnolia Owners	51
11.2	Indemnification With Respect to Warranty of Title	52
11.2.1	Satellite Production	52
11.2.2	Non-Satellite Production	52
11.3	Waiver of Consequential Damages	52
11.4	Individual Obligations	52

ARTICLE XII — INSURANCE AND BONDS		53

12.1	Insurance	53
12.2	Bonds	54

ARTICLE XIII — SUCCESSORS AND ASSIGNS		54

13.1	Successors and Assigns	54
13.2	Assignment	54
13.2.1	Assignment by Producer	54
13.2.2	Assignment by Magnolia Owners	56

ARTICLE XIV – NOTICES		56
14.1	Giving and Responding to Notices	56
14.2	Content of Notice	58

ARTICLE XV — ADMINISTRATIVE AND MISCELLANEOUS		59

15.1	Billing Procedures	59
15.2	Disclaimer of Warranties by Magnolia Owners	59
15.3	Disclaimer of Warranties by Producer	60
15.4	Representations and Warranties	61
15.5	Warranty of Title	62
15.6	Standard of Performance	62
15.7	Producer’s Employees, Consultants, and Contractors	62
15.8	Magnolia TLP Operator’s Employees, Consultants, and Contractors	63
15.9	Further Assurances	63
15.10	Non-Compliance Citations	63
15.11	Dispute Resolution	63
15.12	Waivers `	64
15.13	Remedies	64
15.14	No Third Party Beneficiaries	64
15.15	Confidentiality Provisions	64
15.16	Commitment of Oil and Gas Reserves	65
15.17	Compliance With Laws and Regulations	66
15.17.1	Applicable Law	66
15.17.2	Severance of Invalid Provisions	66
15.17.3	Fair and Equal Employment	67
15.18	Construction and Interpretation of this Agreement	67

Execution Version

15.18.1	Heading for Convenience	67
15.18.2	Gender	68
15.18.3	Number	68
15.18.4	Independent Representation	68
15.19	Integrated and Entire Agreement	68
15.20	Amendment and Modification	68
15.21	Survivability	69
15.22	Existing Agreements	69

ARTICLE XVI – EXECUTION		69

16.1	Effect	69
16.2	Counterparts	70
	EXHIBIT “A”	72
	EXHIBIT “B”	73
	EXHIBIT “C”	77
	EXHIBIT “C-1”	83
	EXHIBIT “D”	100
	EXHIBIT “E”	102
	EXHIBIT “F”	105
	EXHIBIT “G”	114
	EXHIBIT “G-1”	123
	EXHIBIT “G-2”	124
	EXHIBIT “H”	125
	EXHIBIT “I”	127
	EXHIBIT “J”	131
	EXHIBIT “K”	134
	EXHIBIT “L”	141
	EXHIBIT “M”	142
	EXHIBIT “N”	143

Execution Version
DEFINITIONS

Term	Page No.

Abandonment Notice	46
Abandonment Work	46
Affiliate	3
Agreement	1
Barrel	4
Bbl	4
BLPD	4
British Thermal Unit	4
Btu	4
Callon	1
Capacity Upgrade	18
Claims	47
Code	29
Confidential Information	4
COP	1
Day	4
Default	43
Delivery Point	4
Devon	1
DGPC	28
Dollar	4
DOPC	27
Downstream Gas Pipeline	34
Downstream Oil Pipeline	35
Effective Date	1
EI Index	25
Entry Point	5
Execution Date	5
FA Capacity	5
Firm Capacity	31
Flow Assurance Capacity	5
Force Majeure	5
Gas	6
Gas Constrained Parties	35
Gas Constrained Party	35
Gas Export Pipeline	6
Gas Unconstrained Parties	35
HPU	12
IAF	25
Infrastructure Access Fee	25
Interruptible Capacity	33
Laws	6
LEB	7
Magnolia Leases	1

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Execution Version

Term	Page No.

Magnolia Owners	1
Magnolia TLP	7
Magnolia TLP Base Capacity	7
Magnolia TLP Capacity	7
Magnolia TLP Gas Production	7
Magnolia TLP Oil Production	7
Magnolia TLP Operating Agreement	7
Magnolia TLP Operator	1
Magnolia TLP Production	7
Magnolia TLP Shared Expenses	23
Magnolia TLP Ullage	7
MBO/d	7
MBtu	7
MBW/d	8
MCS	12
MMBtu	8
MMS	8
MMSCF	8
MMSCF/d	8
Mortgaged Property	57
MSCF	8
MSCF/d	8
Non-Conforming Production	36
Non-Performing Party	43
Non-Satellite Production	8
NORM	49
Notice Period	44
OEB	8
OFO’s	40
Oil	8
Oil Constrained Parties	35
Oil Constrained Party	35
Oil Export Pipeline	8
Oil Unconstrained Parties	35
Parties	1
Party	1
Permanent Cessation of Production	9
Person	9
Prevailing Gas Price	9
Prevailing Oil Price	9
Producer	1
Producer’s Work	13
Production Handling Services	9
Prorated Firm Capacity	34
PSOPEX	23
Receiving Facilities	16
Satellite First Production	9
Satellite Gas Production	9

Execution Version

Term	Page No.

Satellite Leases	1
Satellite Oil Production	9
Satellite Operating Problem	36
Satellite Operations Procedures Guide	10
Satellite Operator	1
Satellite Production	10
Satellite Production System	12
Satellite Production System Operations	10
SCF	10
Services	10
Standard Cubic Foot	10
Third Parties	10
Third Party	10
Third Party Production	11
Third Party Production System	11
Transfer of Interest	57
UTB	12

Execution Version
PREAMBLE
     This Production Handling and Operating Services Agreement (“Agreement”) effective as of April 18, 2007, (“Effective Date”) is entered into by and between ConocoPhillips Company (“COP”) and Devon Energy Production Company, L.P. (“Devon”), hereinafter collectively referred to as the “Magnolia Owners”, in their capacity as co-owners of the “Magnolia TLP” (as defined hereinbelow), and Callon Petroleum Operating Company (“Callon”), hereinafter referred to as the “Producer”, in its capacity as owner of the “Satellite Leases” (as defined hereinbelow) and “Satellite Production System” (as defined hereinbelow). Each signatory hereto is sometimes referred to singularly as a “Party” or collectively as the “Parties”.
     WHEREAS, the Producer is the owner of the oil and gas leases bearing Serial Numbers OCS-G 22336, OCS-G 20797, OCS-G 21403, OCS-G 20798 and OCS-G 20799, covering Blocks 738, 782, 785, 826 and 827 respectively, in Garden Banks, Offshore Louisiana, sometimes referred to as the “Satellite Leases”; and
     WHEREAS, the Producer is the owner of the Satellite Production System; and
     WHEREAS, the Satellite Leases and Satellite Production System are operated by Callon, who, in that capacity, is hereinafter also referred to as the “Satellite Operator”; and
     WHEREAS, the Magnolia Owners are the owners of various oil and gas leases, including OCS-G 11573 and OCS-G 11574, covering Blocks 783 and 784 respectively, in Garden Banks, Offshore Louisiana, sometimes referred to as the “Magnolia Leases”; and
     WHEREAS, the Magnolia Owners are the owners of the Magnolia TLP, which is located on Block 783 , Garden Banks, Offshore Louisiana; and
     WHEREAS, the Magnolia Leases and Magnolia TLP are operated by COP, who, in that capacity, is hereinafter referred to as the “Magnolia TLP Operator”; and
     WHEREAS, the Producer desires to attach the Satellite Production System to the Magnolia TLP, place control and monitoring equipment associated with the Satellite Production System on the Magnolia TLP, and have the Magnolia TLP Operator perform certain operations for the Satellite Production System from the Magnolia TLP; and
     WHEREAS, the Producer desires to deliver “Satellite Production” (as defined hereinbelow) to the Magnolia TLP at the “Entry Point” (as defined hereinbelow) via the Satellite Production System; and

Execution Version
     WHEREAS, the Producer desires to have the Magnolia TLP process, handle and redeliver the Satellite Production into offtake pipelines owned and operated by others; and
     WHEREAS, the Producer, as set forth hereinbelow, requests the Magnolia Owners to: (A) grant the right to (i) attach the Satellite Production System to the Magnolia TLP, and (ii) place control and monitoring equipment on the Magnolia TLP and; (B) (i) perform the hereinafter described operation functions for the Satellite Production System, and (ii) receive, process, handle and redeliver Satellite Production; and
     WHEREAS, the Magnolia Owners and Magnolia TLP Operator are willing to accommodate these desires and requests under the terms and conditions set forth below.
     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I — CONTRACT APPLICATION
1.1	Application in General

This Agreement applies to the receipt, processing, handling and redelivery of Satellite Production delivered to the Entry Point via the Satellite Production System that is processed and handled on the Magnolia TLP between the Entry Point and the “Delivery Point” (as defined hereinbelow), and (ii) certain operations of the Satellite Production System from the Magnolia TLP by the Magnolia Owners through the Magnolia TLP Operator in accordance with the Satellite Operations Procedures Guide. Conversely, this Agreement does not apply to the processing and handling of “Third Party Production” (as defined hereinbelow) on the Magnolia TLP or to the operation of a “Third Party Production System” (as defined hereinbelow) connected to the Satellite Production System and/or the Magnolia TLP.

The permission to enter on and use the Magnolia TLP as herein provided shall constitute a license to the Producer, and shall not convey or create any interest, leasehold or otherwise, in or title to the Magnolia TLP or the Magnolia Leases.
1.2	Application of Magnolia TLP Operating Agreement

The provisions of the “Magnolia TLP Operating Agreement” (as defined hereinbelow) will govern the rights, duties and obligations between the Magnolia Owners and the Magnolia TLP Operator associated with the Magnolia TLP and the Magnolia Leases. It is not the intention of the Parties for this Agreement to amend or otherwise modify the provisions of the Magnolia TLP Operating Agreement.

ARTICLE II — DEFINITIONS AND EXHIBITS
Execution Version
2.1	Preface

As used in this Agreement, the terms “Agreement”, “Effective Date”, “Magnolia Leases”, “Magnolia TLP Operator”, “Magnolia Owners”, “Parties”, “Party”, “Producer”, “Satellite Leases”, and “Satellite Operator” have the meanings set forth hereinabove. Other capitalized terms used throughout this Agreement and not listed in Article 2.2 (Definitions) have the meanings ascribed to them elsewhere in this Agreement.

2.2	Definitions

The following capitalized terms have the meanings ascribed to them.
2.2.1	“Abandonment Notice” has the meaning ascribed to it in Article 10.5.3.

2.2.2	“Abandonment Work” has the meaning ascribed to it in Article 10.5.1(a).

2.2.3	“Affiliate” means any corporation, limited liability company or partnership (including a limited partnership) or other entity owned or controlled by a Party to this Agreement. The term “Affiliate of a Party” includes any parent corporation, partnership or other entity that directly or indirectly owns or controls fifty percent (50%) or more of the outstanding stock (or other interests) having the right to vote for directors of a Party to this Agreement, and also includes any other corporation, partnership or other entity in which the parent corporation directly or indirectly owns or controls fifty percent (50%) or more of the voting stock (or other interests) in the other corporation.
•	Ownership or control by a Party is deemed to exist if a Party to this Agreement directly or indirectly owns or controls fifty percent (50%) or more of the outstanding stock of the corporation having the right to vote for directors of the corporation or fifty percent (50%) or more of the interests in the partnership, general partner of a limited partnership, or other entity.

•	The stock (or interests in a partnership or other entity) owned or controlled by a Party includes all stock (or other interests) directly or indirectly owned or controlled by any other corporation, partnership or other entity owned or controlled by a Party to this Agreement.
2.2.4	“Barrel” or “Bbl” means forty-two (42) United States standard gallons at standard conditions of fourteen and seventy three hundredths pounds per square inch absolute (14.73 psiA) at sixty degrees Fahrenheit (60°F).

2.2.5	“BLPD” means one (1) Barrel of liquid per day determined by treating as each one (1) Barrel of Oil or one (1) Barrel of water as a Barrel of liquid, or a combination thereof.

2.2.6	“BOE” means one (1) equivalent Barrel determined by treating as one (1) BOE each: one (1) Barrel of Oil or five and eight tenths (5.8) MSCF of Gas.

2.2.7	“British Thermal Unit” or “Btu” means the quantity of heat required to raise the temperature of one (1) pound in weight of pure water one degree Fahrenheit (1°F) from fifty-eight and five-

Execution Version
tenths degrees (58.5°) Fahrenheit to fifty-nine and five-tenths degrees (59.5°) Fahrenheit at a constant pressure of fourteen and seventy-three hundredths pounds per square inch absolute (14.73 psiA) and determined on a gross, dry basis.

2.2.8	“Claims” has the meaning ascribed to it in Article 11.1.1 (Definition of Claims)

2.2.9	“Confidential Information” means (i) the terms and conditions of this Agreement, (ii) the production profiles provided pursuant to this Agreement, (iii) the metering and allocation reports and data (including, without limitation, data associated with production quality), (iv) the well test data, and (v) any other data and information provided by any of the Parties pursuant to the terms of this Agreement.

2.2.10	“Day” means a period of twenty-four (24) consecutive hours, beginning at 12:00 a.m. central time.

2.2.11	“Default” has the meaning ascribed to it in Article 10.2 (Default).

2.2.12	“Delivery Point” means:
(a)	for Gas, the point shall be at the inlet of the Gas Export Pipeline meter facility on the Magnolia TLP.

(b)	for Oil, the point shall be at the beginning of the interconnecting pipeline deemed to be the upstream flange face of the flexjoint on the fourteen inch (14”) oil pipeline which is owned on the Effective Date by Shell Pipeline Company LP.
2.2.13	“Dollar” and “$” means the lawful currency of the United States of America.

2.2.14	“Entry Point” means (i) for each of the hydrocarbon flowlines, the flange face on the “tie-in spool” at the lowest elevation (deepest water depth) but at a higher elevation than the flexjoint or approved equivalent and (ii) for the umbilicals, the top of the hang off flange on the pull tube at the top of the northwest column.

2.2.15	“Execution Date” means the date on which the last Party signatory to this Agreement executes this Agreement.

2.2.16	“Firm Capacity” has the meaning ascribed to it in Article 6.2.1 (Firm Capacity).

2.2.17	“Flow Assurance Capacity” or “FA Capacity” means the minimal amount of production handling capacity through the Magnolia TLP that is available for Satellite Production, on a flowline-by-flowline basis, as a contingency measure for the minimum flow necessary to prevent serious problems (including, but not limited to, waxing, the formation of hydrates, and slugging) with the wells and flowlines and for lease maintenance purposes in the event “Interruptible Capacity” (as defined hereinbelow) and Firm Capacity are not available, unless it is not possible to provide such Flow Assurance Capacity due to Magnolia TLP operating problems, “downstream” facilities’ or equipment problems, or Force Majeure. For purposes of this Article 2.2.17, “downstream” is after the Delivery

Execution Version
Point in the direction of flow. FA Capacity shall be [1]********************* unless otherwise agreed by the Parties in writing.
2.2.18	“Force Majeure” means the following events, but only if such events are not reasonably within the control of the Party claiming suspension, and only if such events materially affect a Party’s ability to perform its obligations hereunder:
(a)	flood, lightning, storm, hurricane, earthquake, adverse weather conditions, high sea states, loop currents, or other acts of God;

(b)	a fire, explosion, loss of well control, oil spill, or other environmental catastrophe;

(c)	war, terrorist actions, actions of the public enemy, blockade, insurrection, civil disturbance, labor dispute, strike, lockout, or other industrial disturbance, compliance with any Laws, governmental action or delay including the inability to secure permits or permit approvals as needed;

(d)	inability to secure or unavailability of materials or equipment; or

(e)	any other causes, whether of the kind specifically enumerated above or otherwise.
2.2.19	“Gas” or “gas” means any mixture of gaseous hydrocarbons, consisting of methane and heavier liquefiable hydrocarbons and inert and noncombustible gases which are extracted from the subsurface of the earth, including any condensate recovered from the Gas Export Pipeline and re-injected in a downstream pipeline.

2.2.20	“Gas Export Pipeline” means the gas export pipeline, owned on the Effective Date by Enbridge Offshore Facilities, LLC, which extends from the Gas Delivery Point on the Magnolia TLP to the Garden Banks Block 128 “A” Platform.

2.2.21	“Gas Constrained Party (and Parties)” and “Oil Constrained Party (and Parties)” have the meanings ascribed to them in Article 6.3.2 (Gas Export Pipeline Constraints) and Article 6.3.3 (Oil Export Pipeline Constraints).

2.2.22	“Gas Unconstrained Parties” and “Oil Unconstrained Parties” have the meanings ascribed to it in Articles 6.3.2 (Gas Export Pipeline Constraints) and 6.3.3 (Oil Export Pipeline Constraints).

[1]	CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY CALLON PETROLEUM COMPANY FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

Execution Version
2.2.23	“Infrastructure Access Fee” or “IAF” has the meaning ascribed to it in Article 5.3 (Infrastructure Access Fees).

2.2.24	“Interruptible Capacity” has the meaning ascribed to it in Article 6.2.2 (Interruptible Capacity).

2.2.25	“Laws” means any laws, rules and regulations of the United States of America or any duly constituted instrumentality thereof and all other governmental bodies, agencies and other authorities having jurisdiction over or affecting the provisions contained in or the transactions contemplated by this Agreement or the Parties or their operations, whether such Laws now exist or are hereafter amended, enacted, promulgated or issued.

2.2.26	“LEB” means one (1) liquid equivalent Barrel determined by treating as one (1) LEB each: one (1) Barrel of Oil, one (1) Barrel of water, or five and eight tenths (5.8) MSCF of Gas.

2.2.27	“Magnolia TLP” means the tension leg platform (including the mooring system, the production risers not included in the Satellite Production System, and wells), together with all equipment and facilities between the Entry Point and the Delivery Point (including the Receiving Facilities to be installed), located on Block 783, Garden Banks, Offshore Louisiana, but excluding the Satellite Production System components owned by the Producer or Third Parties and located on the Magnolia TLP.

2.2.28	“Magnolia TLP Base Capacity” has the meaning ascribed to it in Exhibit “A” (Magnolia TLP Base Capacity) and Article 6.1(Magnolia TLP Base Capacity).

2.2.29	“Magnolia TLP Capacity” means the actual production handling capacity at a given time for each of Oil, Gas, and water of the Magnolia TLP, as reasonably determined by the Magnolia TLP Operator.

2.2.30	“Magnolia TLP Gas Production” means Gas attributable to Magnolia TLP Production.

2.2.31	“Magnolia TLP Oil Production” means Oil attributable to Magnolia TLP Production.

2.2.32	“Magnolia TLP Operating Agreement” means that certain Operating Agreement dated effective January 1, 2000, by and between the Magnolia Owners.

2.2.33	“Magnolia TLP Production” means Oil, Gas, water, and associated substances produced from the Magnolia Leases and processed and handled on the Magnolia TLP.

Execution Version
2.2.34	“Magnolia TLP Ullage” means (for each of Oil, Gas, and water) for a calendar month the quantity of Magnolia TLP Capacity for each of Oil, Gas, and water, as may be amended from time to time, which is in excess of the quantity of Magnolia TLP Capacity required for handling Magnolia TLP Production, Satellite Production (up to Firm Capacity) and other Third Party Production for which the Magnolia Owners have granted firm production handling capacity on the Magnolia TLP.

2.2.35	“MBO/d” means one thousand (1,000) Barrels of Oil per Day.

2.2.36	“MBtu” means one thousand (1,000) Btu’s.

2.2.37	“MBW/d” means one thousand (1,000) Barrels of water per Day.

2.2.38	“MMBtu” means one million (1,000,000) Btu’s.

2.2.39	“MMS” means the United States Department of the Interior, Minerals Management Service, or any successor thereof.

2.2.40	“MMSCF” means one million (1,000,000) “Standard Cubic Feet” (as defined hereinbelow).

2.2.41	“MMSCF/d” means one million (1,000,000) Standard Cubic Feet per Day.

2.2.42	“Mortgaged Property” has the meaning ascribed to it in Article 13.2.1(b).

2.2.43	“MSCF” means one thousand (1,000) Standard Cubic Feet.

2.2.44	“MSCF/d” means one thousand (1,000) Standard Cubic Feet per Day.

2.2.45	“Non-Conforming Production” has the meaning ascribed to it in Article 6.4.2 (Non-Conforming Production).

2.2.46	“Non-Performing Party” has the meaning ascribed to it in Article 10.2.1.

2.2.47	“Non-Satellite Production” means Oil, Gas, water, and all associated substances produced from sources other than the Satellite Leases and processed and handled on the Magnolia TLP.

2.2.48	“Notice Period” has the meaning ascribed to it in Article 10.2.1.

2.2.49	“Oil” or “oil” means any mixture of hydrocarbons, regardless of gravity, originally and naturally occurring as liquids and includes all condensate, distillate, and other liquid hydrocarbons recovered by use of conventional separators on the Magnolia TLP.

Execution Version
2.2.50	“Oil Export Pipeline” means the oil export pipeline, owned on the Effective Date by Shell Pipeline Company LP, which extends from the Oil Delivery Point on the Magnolia TLP to the Garden Banks Block 128 “A” Platform.

2.2.51	“Permanent Cessation of Production” means the event which occurs when production has not been restored from the last producing well on the Satellite Leases in accordance with 30 CFR Part 250 of the federal regulations concerning suspensions of production or other operations or such other regulations promulgated by the relevant governing authority.

2.2.52	“Person” means any individual or entity, including, without limitation, any corporation, limited liability company, joint venture, joint stock company, general or limited partnership, trust, agency, association, organization, governmental authority, or other entity.

2.2.53	“Prevailing Gas Price” means first of the month Inside FERC Gas Market Report publication for one hundred percent (100%) of ANR Southern Louisiana (“ANR SLA”) price index, for the applicable production month, reduced by the sum of (i) the Magnolia TLP to the Garden Banks Block 128 “A” Platform transportation fee, and (ii) the Garden Banks Gas Pipeline FERC IT-1 Commodity Tariff, or such other published monthly index price as unanimously agreed by the Parties.

2.2.54	“Prevailing Oil Price” means the average of the high price and the low price on a day for Eugene Island as reported in the Platts Oilgram, or such other published index price as unanimously agreed by the Parties.

2.2.55	“Producer’s Work” has the meaning ascribed to it in Article 3.1.3 (Scheduling Producer’s Work).

2.2.56	“Production Handling Services” means those services as set forth in Exhibit “B” (Magnolia TLP Services) attached to this Agreement.

2.2.57	“Prorated Firm Capacity” has the meaning ascribed to it in Article 6.3.1(a).

2.2.58	“Receiving Facilities” has the meaning ascribed to it in Article 3.2 (Receiving Facilities).

2.2.59	“Satellite First Production” means the date of the initial introduction of Satellite Production at the Entry Point.

2.2.60	“Satellite Gas Production” means Gas attributable to Satellite Production.

2.2.61	“Satellite Oil Production” means Oil attributable to Satellite Production.

2.2.62	“Satellite Operating Problem” has the meaning ascribed to it in Article 6.4.2 (Non-Conforming Satellite Production).

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2.2.63	“Satellite Operations Procedures Guide” means those certain operations procedures to be performed from the Magnolia TLP by the Magnolia TLP Operator for the Satellite Production System as described in Exhibit “B” (Magnolia TLP Services), to be developed jointly by the Magnolia TLP Operator and the Satellite Operator, as may be amended from time to time by the Magnolia TLP Operator and the Satellite Operator.

2.2.64	“Satellite Production” means Oil, Gas, water, and associated substances produced from the Satellite Leases limited to the stratigraphic equivalent of those depths from the surface of the earth down to 150 feet below the 5800 millisecond sand, the base of which is at a measured depth of 20,290’ on the Sperry Sun EWR/DGR (Electromagnetic Wave Resistivity/Dual Gamma Ray) log for the Vastar OCS-G-20797 #2 ST 1 well, and which is entirely owned by Producer and which is produced from Satellite Leases and wells entirely owned by Producer.

2.2.65	“Satellite Production System” has the meaning ascribed to it in Article 3.1.1 (Design and Installation of Satellite Production System).

2.2.66	“Satellite Production System Operations” means certain operations of the Satellite Production System from the Magnolia TLP by the Magnolia Owners through the Magnolia TLP Operator in accordance with the Satellite Operations Procedures Guide as set forth in Exhibit “B” (Magnolia TLP Services) to this Agreement.

2.2.67	“Services” means the Production Handling Services and the Satellite Production System Operations, as defined in Articles 2.2.58 and 2.2.68, respectively.

2.2.68	“Standard Cubic Foot” or “SCF” means that quantity of Gas that occupies one (1) cubic foot of space when held at a base temperature of sixty degrees (60°) Fahrenheit and a pressure of fourteen and seventy-three hundredths (14.73) pounds per square inch absolute (psiA), or other standards as may be required by the MMS.

2.2.69	“Third Party” or “Third Parties” means any Person other than the Magnolia Owners, the Producer, and any Party hereto. A Third Party also includes any proposed transferee of the Producer not meeting the requirements for transfers under Article 13.2.1.

2.2.70	“Third Party Production” means Oil, Gas, water, and all associated substances produced from sources other than the Magnolia Leases or the Satellite Leases, and processed and handled on the Magnolia TLP or owned by Third Parties.

2.2.71	“Third Party Production System” means an offshore structure (i.e., where multiple wells or a single well could be utilized), subsea wells or a template and the components thereof (including flowlines and control systems) which are attached to the seafloor for use in obtaining Third Party Production from a well(s) not drilled in the Magnolia Leases or the Satellite Leases and being a system having similar components to that of the Satellite Production System and owned

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by any Person other than the Magnolia Owners, the Producer, and/or any Party hereto.

2.2.72	“Transfer of Interest” has the meaning ascribed to it in Article 13.2.1 (Assignment by Producer).
2.3	Exhibits
All references in this Agreement to “Exhibits”, without further qualification means the Exhibits listed below and attached to this Agreement. Each Exhibit listed below is made a part of this Agreement, and is deemed incorporated into the body of this Agreement by reference, as completely as if the full text of each Exhibit were contained within the text of this Agreement.
Exhibit “A”: Magnolia TLP Base Capacity

Exhibit “B”: Magnolia TLP Services

Exhibit “C”: Accounting Procedures

Exhibit “C-1”: Garden Banks 783 Unit Accounting Procedures

Exhibit “D”: Magnolia TLP Facilities Schematic (two drawings)

Exhibit “E”: Operating & Maintenance Expenses Matrix

Exhibit “F”: Metering and Allocation

Exhibit “G”: Gas Balancing Procedures

Exhibit “G-1”: General Flow Diagram

Exhibit “G-2”: Cashout Reconciliation

Exhibit “H”: Satellite Production Fluid Limits/Operating Parameters

Exhibit “I”: Project Team Responsibility Matrix

Exhibit “J”: Insurance Provisions

Exhibit “K”: Memorandum of Production Handling Agreement

Exhibit “L”: Certification of Non-Segregated Facilities

Exhibit “M”: Well Unloading Procedures

Exhibit “N”: Platform Boarding Agreement
If the provisions of any of the Exhibits listed above conflict with any provisions of the body of this Agreement, the body of this Agreement will prevail. In the event of a conflict between Exhibit “C-1” (Garden Banks 783 Unit Accounting Procedures) and Exhibit “E” (Operating & Maintenance Expenses Matrix), the provisions of Exhibit “C-1” (Garden Banks 783 Unit Accounting Procedures) will prevail.
ARTICLE III — INFRASTRUCTURE AND FACILITIES
3.1	Satellite Production System
3.1.1	Design and Installation of Satellite Production System. The Producer at its sole cost, risk and expense will own, design, procure, fabricate, transport, and install as stipulated in (a) below, or cause to be installed by the Magnolia TLP Operator as stipulated in (b) below, the following components and any modifications thereto (the “Satellite Production System”):

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(a)	All facilities and equipment upstream of the Entry Point including, but not limited to, the wells, well jumpers, subsea wellheads, choke tie-in bases, subsea manifolds, umbilicals and terminations, flowlines, two flowline risers, and wellhead master and wing valves associated with producing and gathering Satellite Production. For purposes of this Article III (Infrastructure and Facilities), “upstream” is between the Entry Point and the Satellite Leases; and

(b)	The Hydraulic Power Unit (“HPU”), the Umbilical Termination Box (“UTB”), and the Master Control Station (“MCS”) and any facilities and equipment necessary to connect same to the components identified in 3.1.1 (a) above with the existing equipment and facilities on the Magnolia TLP. All of such facilities and equipment listed in this Article 3.1.1 (b) will be installed on the Magnolia TLP at the location(s) depicted on Exhibit “D” (Magnolia TLP Facilities Schematic). Such facilities and equipment will be designed and fabricated by the Satellite Operator, but will be installed and interconnected with other facilities on the Magnolia TLP, as well as commissioned, by the Magnolia TLP Operator.

(c)	The weight of the risers shall not exceed 275 kips each in live load, and the umbilical shall not exceed 100 kips operating weight.
3.1.2	Costs of Satellite Production System. The Magnolia TLP Operator shall supply the Producer with a cost estimate describing in reasonable detail the scope of work to be conducted with respect to the installation, hookup, interconnection, startup, and commissioning of those Satellite Production System components described in Article 3.1.1(b) above which are to be installed on the Magnolia TLP and the costs associated therewith (including Magnolia TLP Operator’s overhead provided for in Exhibit “C” (Accounting Procedures) and shall obtain the prior written authorization of the Producer to conduct such scope of work; provided, however, nothing herein shall alter or diminish the liability and indemnity obligations of the Parties herein. If it appears the actual cost associated with the scope of work will exceed the cost estimate by more than ten percent (10%), the Magnolia TLP Operator will notify the Satellite Operator. The Producer will reimburse the Magnolia TLP Operator for those costs incurred in accordance with the terms of this Article 3.1.2 (Costs of Satellite Production System). The Magnolia TLP Operator will deliver to the Satellite Operator an invoice, on behalf of the Producer, for actual costs (including Magnolia TLP Operator’s overhead) incurred by the Magnolia TLP Operator in or for the installation, hookup, interconnection, startup, and/or commissioning of those Satellite Production System components described in Article 3.1.1(b) above which are installed on the Magnolia TLP. The Satellite Operator will submit payment to Magnolia TLP Operator for such costs invoiced by Magnolia TLP Operator. The determination and reimbursement by Satellite Operator of such costs incurred by the Magnolia TLP Operator shall be in accordance with Exhibit “C” (Accounting Procedures) to this Agreement.

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3.1.3	Scheduling Producer’s Work

The timing of all operations involving the tie-in and connection of the Satellite Production System to the Magnolia TLP will be performed at the Magnolia TLP Operator’s sole discretion to minimize interference with Magnolia TLP operations and for safety coordination. The Magnolia TLP Operator and the Satellite Operator will use reasonable efforts to tie-in the Satellite Production System and the Receiving Facilities in a manner and on a schedule which minimizes Magnolia TLP downtime. The Satellite Operator will give the Magnolia TLP Operator at least fifteen (15) Days prior written notice of the anticipated mobilization for the tie-in and connection of the Satellite Production System, and for any other installation, maintenance, repair, replacement, removal or abandonment related to the Satellite Production System or the Receiving Facilities requiring access to the Magnolia TLP by the Satellite Operator or its contractors (“Producer’s Work”). The Satellite Operator and the Magnolia TLP Operator shall mutually agree on the schedule for the tie-in and connection of the Satellite Production System to the Magnolia TLP and other of Producer’s Work. The Magnolia TLP Operator shall notify the Satellite Operator in a timely manner of any required changes in the timing of Producer’s Work which may impact the overall schedule of the tie-in and connection of the Satellite Production System. Once construction and/or installation of the Satellite Production System and/or the Receiving Facilities is commenced, the Satellite Operator shall provide the Magnolia TLP Operator with installation updates and its latest projected Magnolia TLP tie-in schedule on a frequency of at least once every thirty (30) Days. The Magnolia TLP Operator reserves the right to schedule Producer’s Work in accordance with its Magnolia TLP activities so as to minimize the circumstances whereby Producer’s Work would require Magnolia TLP Operator to shut-in or curtail any of the Magnolia TLP Production. In order to accommodate Producer’s Work the Magnolia TLP Operator shall not be required to shut in any wells on the Magnolia Leases for more than forty-eight (48) consecutive hours without prior agreement of the Magnolia Owners. If such well(s) is shut-in for a period of time exceeding forty-eight (48) consecutive hours, the Magnolia TLP Operator may, at its election, cause such well(s) to flow for at least eight (8) hours prior to any subsequent shut-in under this provision. The Magnolia TLP Operator shall provide advance notice of any planned Magnolia TLP shutdowns, along with reasonable notice of any unplanned Magnolia TLP shutdowns, to the Satellite Operator.
3.1.4	Magnolia TLP Criteria

The Magnolia TLP Operator will promptly provide the Satellite Operator with all design specifications and criteria that the Satellite Operator may reasonably require or request in connection with the design, procurement, fabrication, transportation, installation, hook-up, interconnection, startup and/or commissioning of the Satellite Production System.

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3.1.5	Riser and Umbilical Handover
The Satellite Operator will conduct or cause to be conducted the operations required to tie-in the Satellite Production System to the Magnolia TLP. Subject to Article 5.7.1 (Initial Tie-In) and the issuance of Builder’s Risk Insurance as provided for in Exhibit “J” (Insurance Provisions) and the execution of Exhibit “N” (Platform Boarding Agreement) by Satellite Operator’s contractors boarding the Magnolia TLP, the Satellite Operator will mobilize on the Magnolia TLP and receive the riser and umbilical loads in a coordinated handover. Exhibit “I” (Project Team Responsibility Matrix) provides the responsibilities of the respective Parties in this handover, but shall not alter or amend any cost or risk bearing provisions of this Agreement.
3.1.6	Magnolia TLP Access & Boarding for Producer’s Work
(a)	After the initial written notice of anticipated mobilization provided in Article 3.1.3 (Scheduling Producer’s Work), the Satellite Operator will give the Magnolia TLP Operator at least forty-eight (48) hours prior written notice of actual commencement of Producer’s Work, and obtain prior permission for, any intent to board the Magnolia TLP to conduct operations as contemplated herein except as may be otherwise provided for below under Section 3.1.6(c). This notice must include a detailed description of the operation(s) to be conducted, a summary of anticipated work procedures, a summary of the tools and equipment that are anticipated to be used when performing the operation(s), the anticipated work schedule, as well as a brief description of the number of Satellite Operator employees, or its contractors’ or subcontractors’ employees or agents requesting boarding permission and the length of stay. Furthermore, this notice must conform to the Magnolia TLP Operator’s standard requirements for a “work permit”, as provided in Exhibit “N” (Platform Boarding Agreement), amended from time to time (to include direct indemnities from Producer’s contractors). Upon receipt of such prior notice, and if the Magnolia TLP Operator determines, in its sole discretion, that there will be minimal conflict or interference with its own operations, the Magnolia TLP Operator will provide the Satellite Operator, at the Producer’s sole cost and expense, rights of ingress and egress to certain space on the Magnolia TLP for activities in connection with the rights and obligations granted to the Producer under this Agreement. The Satellite Operator’s right of ingress and egress herein provided includes the right for it and its contractors, agents and representatives, upon prior notification to Magnolia TLP Operator as herein provided, to land helicopters on the Magnolia TLP, to moor vessels to the Magnolia TLP mooring facilities, and to inspect the Magnolia TLP and its facilities, and the Satellite Production Facilities, all at the sole cost, risk, expense, and liability of the Producer and subject always to the above scheduling requirements. Such ingress and egress, and all activities conducted hereunder will be subject to the strict observance of all of the Magnolia TLP Operator’s safety policies and procedures applicable to the Magnolia TLP. Magnolia TLP Operator shall have the right to have a representative present to witness such Producer’s Work and activities. In addition,

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neither the Satellite Operator, nor its contractor or subcontractor employees or agents, have the right to observe any drilling, workover or other operations conducted by the Magnolia TLP Operator or any Third Parties on the Magnolia TLP.

(b)	The Magnolia Owners’ obligation to accommodate the Producer, as set forth herein, does not include any license, easement or right-of-way necessary for the installation of any subsea pipeline, which will be the sole responsibility of the Producer.

(c)	All other rights of ingress and egress by Satellite Operator and its representatives on the Magnolia TLP including during times of an emergency shall be done substantially in accordance with the terms and conditions set forth in Exhibit “N” (Platform Boarding Agreement); provided, however, Satellite Operator and Producer and its and their officers, directors and actual employees shall not be required to execute Exhibit “N” (Platform Boarding Agreement) in order to board the Magnolia TLP, but all of Satellite Operator’s and Producer’s agents, representatives, contract employees, and contractors shall be required to execute Exhibit “N” (Platform Boarding Agreement) substantially in its form (but subject to negotiation of such terms and conditions as Magnolia TLP Operator may deem appropriate) in order to board the Magnolia TLP. Whether or not Exhibit “N” is executed by any Third Party, or the form of Exhibit “N” (Platform Boarding Agreement) actually executed by any Third Party, the duties, liabilities, indemnification obligations and benefits provided in Article XI (Liabilities and Indemnification) shall not be affected, altered, increased or diminished, nor shall the rights, duties and obligation as between the Magnolia Owners under the Magnolia TLP Operating Agreement be affected, altered, increased or diminished.
3.1.7	Conduct of Producer’s Work
(a)	If Magnolia TLP Operator should at any time in its reasonable opinion determine that any Producer’s Work or other work and activities are not being performed in accordance herewith, are being performed in an unduly dangerous or unworkmanlike manner, or are not in accordance with Magnolia TLP Operator’s safety practices, procedures, and requirements, Magnolia TLP Operator will so inform the Producer and the Producer will cease such Producer’s Work, or other work or activities and will resume the same only when an agreement between the Satellite Operator and Magnolia TLP Operator is reached as to the manner and method in which such work should be performed. Magnolia TLP Operator will not arbitrarily, or without sufficient cause, delay the Producer’s Work under this provision.

(b)	The Satellite Operator and Producer agrees at all times to conduct its activities and operations hereunder in accordance with all Laws of the Occupational Safety and Health Administration, U.S. Coast Guard, Corps

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of Engineers, MMS, Federal Communications Commission, and Environmental Protection Agency, as well as all other governmental agencies having jurisdiction over such activities. The Producer shall bear the expense of all necessary permits.
3.2	Receiving Facility
The Magnolia TLP Operator, at the sole cost, risk and expense of the Producer, is responsible for the design, procurement, fabrication, transportation, installation, hook-up, interconnection, start-up and commissioning of the facilities and equipment that are to be installed on the Magnolia TLP for the purpose of receiving Satellite Production at the Magnolia TLP and integrating said Satellite Production into the existing production handling systems (“Receiving Facilities”). The weight of the Receiving Facilities shall not exceed 250 kips operating weight and 350 kips weight during construction. The Magnolia TLP Operator shall supply the Satellite Operator with a cost estimate describing in reasonable detail the scope of work to be conducted with respect to the design, procurement, fabrication, transportation, installation, hook-up, interconnection, start-up and commissioning of the Receiving Facilities and the costs associated therewith (including Magnolia TLP Operator’s overhead provided for in Exhibit “C” (Accounting Procedures) and shall obtain the prior written authorization of the Producer to conduct such scope of work; provided, however, nothing herein shall alter or diminish the liability and indemnity obligations of the Parties herein. If it appears the actual cost associated with the scope of work will exceed the cost estimate by more than ten percent (10%), the Magnolia TLP Operator will notify the Satellite Operator. The Producer will reimburse the Magnolia TLP Operator for those costs incurred in accordance with the terms of this Article 3.2 (Receiving Facility). The Magnolia TLP Operator will deliver an invoice to the Satellite Operator, on behalf of the Producer, for actual costs (including Magnolia TLP Operator’s overhead) incurred by the Magnolia TLP Operator in or for the design, procurement, fabrication, transportation, installation, hook-up, interconnection, start-up and commissioning of the Receiving Facilities. The Satellite Operator will submit payment to Magnolia TLP Operator for such costs invoiced by Magnolia TLP Operator. The determination and reimbursement by Satellite Operator of such costs incurred by the Magnolia TLP Operator shall be in accordance with Exhibit “C” (Accounting Procedures) to this Agreement.
3.2.1	The Receiving Facilities include, but are not limited to:
(a)	inlet heat exchanger;

(b)	boarding valves;

(c)	flowline pig launchers/receivers;

(d)	chemical storage and injection pump skid (subsea chemical pumps);

(e)	hot oiling/pigging pump and associated equipment, if added;

(f)	chemical injection pumps for the Receiving Facilities (production chemical pumps), if needed; and

(g)	Oil, Gas and water metering and fluid sampling equipment.
3.2.2	The Producer’s reimbursement obligation for the design, fabrication, and procurement of the Receiving Facilities will not apply for any equipment or

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facilities that are designed, fabricated or procured by the Satellite Operator or Producer and delivered to the Magnolia TLP Operator at a mutually agreed location for installation, hookup, and/or commissioning on the Magnolia TLP. Reimbursement of costs incurred by the Magnolia TLP Operator will be in accordance with Exhibit “C” (Accounting Procedures) to this Agreement.

3.2.3	No costs will be charged to the Magnolia TLP Operating Agreement joint account or otherwise incurred by the Magnolia Owners in connection with the Satellite Production System, other than those costs incurred by the Magnolia TLP Operator in connection with the Receiving Facilities and as provided in Section 3.4.1 (Costs of Tie-in Option).

3.2.4	The Magnolia Owners will own the Receiving Facilities (including any modifications thereto), whether such facilities are procured and/or funded by the Magnolia TLP Operator, the Magnolia Owners, or the Producer.

3.2.5	For reference purposes, an equipment layout and process flow schematic depicting the Magnolia TLP facilities and the interface between the Satellite Production System, the Receiving Facilities and the Magnolia TLP facilities is included as Exhibit “D” (Magnolia TLP Facilities Schematic).

3.2.6	Except as expressly provided herein, (i) Producer and Magnolia Owners shall each be responsible for all capital expenditures with respect to their own properties, and, as between them, there shall be no recovery of such capital expenditures from the other; and (ii) there shall be no duty hereunder to perform work or expend funds for the benefit of the other.
3.3	Capacity Upgrades
Producer has the right to make a written proposal to the Magnolia Owners to request additional Firm Capacity by wholly or partially funding one or more expansions of Magnolia TLP Oil, Gas, and/or water production handling capacity (“Capacity Upgrade”). The proposal by Producer shall include the scope of the work to be performed and an estimate of the costs. The Magnolia Owners shall review the proposal and reply within sixty (60) days of receipt. Notwithstanding the foregoing, the Magnolia Owners are not obligated to perform or allow the Capacity Upgrade.
3.4	Magnolia Owners’ Tie-In Option
The Magnolia Owners may utilize the Satellite Production System for a single tie-in to be located on Garden Banks Block 783 for production from subsea wells drilled on the Magnolia Leases. The Producer grants the right to tie-in and will provide services from the tie-in point to the Entry Point for such subsea wells. Satellite Operator will provide notice to Magnolia Owners no sooner than December 31, 2007, and then Magnolia Owners may elect within thirty (30) days of such notice whether to pay for the costs of the tie-in as per Section 3.4.1 (if tie-in occurs or not), provided that the right to tie in, is subject to: (i) the introduction of such production into the Satellite Production System and any modifications to the Satellite Production System necessary to accommodate such

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production does not adversely affect the Producer’s Satellite Production; and (ii) any changes in the Oil and Gas measurement and allocation procedures to accommodate measurement and allocation of such production does not adversely affect the measurement and allocation of Satellite Production and are consistent with the principles and standards contained in Exhibit “F” (Metering and Allocation). Upon Magnolia Owners’ election to pay said costs, Producer will design, procure, fabricate, transport and install at a mutually agreeable location to all Parties the required tie-in equipment at the expense of Magnolia Owners, and thereafter will hook-up, interconnect, commission, start-up and operate the same, all as provided in Sections 3.4.1 and 3.4.2.
3.4.1	Costs of Tie-in Option. The Magnolia Owners shall be solely responsible for, and bear the costs of the design, procurement, fabrication, transportation, installation, hook-up, interconnection, commissioning and start-up of such single tie-in as follows:
(a)	One in-line sled to establish the tie-in point of the southernmost flowline, located within Block 783, Garden Banks, Offshore Louisiana, for the handling of subsea Magnolia TLP Production, which will be designed, procured, fabricated, transported, installed, hooked-up, interconnected, commissioned and started-up by the Producer; however, the Magnolia Owners will reimburse the Satellite Operator for all such costs within thirty (30) days after receipt of invoice from Satellite Operator; and

(b)	One tie-in point (in-line subsea umbilical termination assembly) in the umbilical, located within Block 783, Garden Banks, Offshore Louisiana, for the handling of subsea Magnolia TLP Production, which will be designed, procured, fabricated, transported, installed, hooked-up, interconnected, commissioned and started-up by the Satellite Operator; however, the Magnolia Owners will reimburse the Satellite Operator for all such costs within thirty (30) days after receipt of invoice from Satellite Operator.

(c)	The foregoing installation costs will be reasonably prorated on the basis of the costs of all the sleds and umbilicals installed at the same time.

(d)	The determination and reimbursement by Magnolia Owners of any reimbursable costs incurred by Satellite Operator and Producer hereunder shall be in accordance with Exhibit “C” (Accounting Procedures).

(e)	If the foregoing costs are invoiced 100% to the Magnolia TLP Operator and paid 100% by Magnolia TLP Operator, the same may be charged to the Magnolia TLP Operating Agreement joint account.
3.4.2	Operation, Maintenance and Abandonment of Tie-in. The tie-in and services from the tie-in point to the Entry Point for such subsea wells will be made available by Producer and operated by Satellite Operator for the benefit of

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Magnolia Owners for the following gathering fee: ************[2]. This gathering fee shall apply from the first of the month in which commissioning of the tie-in occurs until the end of the month that such portion of the Satellite Production System ceases to be utilized by Magnolia Owners. This gathering fee includes all operation, maintenance, upgrades, capital investment and abandonment of such portion of the Satellite Production System, all of which shall be paid by (and be at the sole cost, risk and expense of) Producer without any reimbursement by Magnolia Owners, and no charges shall be made to Magnolia Owners on account of their use of that portion of the Satellite Production System other than the foregoing gathering fee.
ARTICLE IV — SERVICES
4.1	General
Pursuant to the terms of this Agreement, the Magnolia Owners agree to provide, via the Magnolia TLP Operator, certain Services with respect to the Satellite Production System and the Satellite Production delivered to the Magnolia TLP. The Magnolia Owners, the Magnolia TLP Operator, and anyone employed by them, will not be deemed for any purpose to be the employees, agents, servants, or representatives of the Producer or the Satellite Operator in the performance of any Services or part thereof in any manner dealt with hereunder. Except as otherwise provided herein, the Producer and the Satellite Operator will not have direction or control of the Magnolia Owners or the Magnolia TLP Operator, its or their employees and agents, or its or their contractors, in the Magnolia Owners’ or the Magnolia TLP Operator’s performance under this Agreement. It is not the intent or purpose of this Agreement to change, nor should it be construed as changing, the rights and duties of the Producer or the Satellite Operator to conduct operations associated with the Satellite Leases or the Satellite Production System.
4.1.1	Production Handling Services

The Magnolia Owners will provide via the Magnolia TLP Operator the Production Handling Services for Satellite Production in accordance with Exhibit “B” (Magnolia TLP Services). With respect to the Production Handling Services, the Magnolia Owners will handle and be responsible for production under this Agreement after such production passes through the Entry Point and until production enters the Delivery Point(s). In providing the Production Handling Services, the Magnolia TLP Operator shall never be required under this Agreement to conduct an operation that it believes would be unsafe or would endanger persons, property or the environment.

[2]	CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY CALLON PETROLEUM COMPANY FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

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4.1.2	Satellite Production System Operations

The Magnolia Owners will provide via the Magnolia TLP Operator the operations described on Exhibit “B” (Magnolia TLP Services) for the Satellite Production System in accordance with the Satellite Operations Procedures Guide, which are the limit of the Satellite Production System Operations provided hereunder. Such operations will be performed only to the extent that such functions can be performed from or on the Magnolia TLP by the Magnolia TLP Operator’s regular operating personnel with the standard equipment and/or tools typically available on the Magnolia TLP in accordance with the Magnolia TLP Operator’s day-to-day operating procedures and guidelines. The Magnolia Owners and the Magnolia TLP Operator shall not be liable to the Producer for losses sustained or liabilities incurred in conducting the specified operations for the Satellite Production System, except as may result from their gross negligence or willful misconduct. In operating the Satellite Production System, the Magnolia TLP Operator shall never be required under this Agreement to conduct an operation that it believes would be unsafe or would endanger persons, property or the environment.
4.2	Well Unloading
The Producer shall be entitled to the unloading of completion fluids (e.g. chemicals, fracture fluids, acids, and/or water, etc.) from Satellite Lease wells in accordance with Exhibit “M” (Well Unloading Procedures).
4.3	Producer’s Responsibilities
The Producer will retain responsibility for all Satellite Production System operations that are not included in the Services to be provided under this Agreement or not performed from or on the Magnolia TLP including, but not limited to, downhole well operations.
4.4	Right of Use of Deck Space
The Magnolia Owners hereby grant the Producer a limited right to use only so much of the surface and space for two Satellite Production System risers and one instrument umbilical pull tube on the Magnolia TLP as is essential, in the Magnolia TLP Operator’s sole discretion, for the placement, operation, maintenance and removal of the Satellite Production System components. The Satellite Production System components will be placed on the Magnolia TLP at a location acceptable to the Magnolia TLP Operator. Two flexjoint baskets and an umbilical pull tube (and the associated weight and buoyancy) are specifically allocated to the Producer. The Magnolia Owners will provide deck space, and associated weight and buoyancy (although there is no specific allocation of space) for components of the Satellite Production System to be located on the Magnolia TLP, the Receiving Facilities and other associated equipment. The size, weight and location of such equipment will be approved by the Magnolia TLP Operator. All use of the surface space shall be subject to platform weight and buoyancy limitations to be provided by the Magnolia TLP Operator.

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4.5	Energy Sources
The Magnolia Owners will provide energy sources (electricity and air) for the Satellite Production System components located on the Magnolia TLP, as may be available from time to time. Such electricity to be provided from the Magnolia Owners’ existing electrical power source (i.e. generator) and such air supply to be provided from the Magnolia Owners’ existing air supply source (i.e. compressor).
4.6	Communication Equipment
The Magnolia Owners will provide access to the existing communication infrastructure (i.e. telephones) on the Magnolia TLP, subject to the Magnolia TLP Operator’s guidelines, for use by the Satellite Operator associated with conducting its operations on the Magnolia TLP contemplated herein. The Producer will provide, at its sole cost and expense and subject to any mutually acceptable agreement(s) that may be required, any necessary communication upgrades and required extra bandwidth for data transmission, as well as other forms of communication (e.g. microwave transmissions).
4.7 Emergency Response
4.7.1	In the event of an imminent or actual emergency, including, but not limited to, a hydrocarbon leak, explosion, fire, storm or any other situation which threatens life, the environment, or property, the Magnolia TLP Operator, with no admission or presumption of liability, may promptly take such action as is deemed appropriate by the Magnolia TLP Operator under the circumstances to remedy or alleviate such emergency. Such action includes, but is not limited to, discontinuing the Services, shutting-in the Satellite Leases’ subsea wells and the Satellite Production System, and initiating emergency response operations. The Magnolia TLP Operator will promptly notify the Satellite Operator of such emergency by telephone, followed by written notification of the emergency and remedial actions taken.

4.7.2	Subject to Article XI (Liabilities and Indemnification), all emergency response costs incurred by the Magnolia TLP Operator which are attributable to the Satellite Production System will be reimbursed to the Magnolia TLP Operator by the Producer.

4.7.3	The Satellite Operator is responsible for making any reports required by governmental agencies for emergencies attributable to the Satellite Production System. The Magnolia TLP Operator is responsible for making any reports required by governmental agencies for emergencies attributable to the Magnolia TLP. The Parties will cooperate to the extent necessary in preparing such reports. All Parties will use reasonable efforts to provide the other Parties with a copy of any reports filed with governmental agencies in connection with emergency response operations.

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ARTICLE V — FEES & EXPENSES/ACCOUNTING PROCEDURES
5.1	Operating and Maintenance Expenses.
5.1.1 Monthly Charges.

The Producer is responsible for and will reimburse the Magnolia Owners on a monthly basis for the Producer’s pro-rata share of certain Magnolia TLP operating and maintenance expenses which are identified as “Magnolia TLP Shared Expenses” in this Agreement on Exhibit “E” (Operating & Maintenance Expenses Matrix).

The Producer’s pro-rata share of expenses (“PSOPEX”) will be determined for each calendar month as follows: [3]
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For purposes of determining Sprod and STHprod, the quantity of Oil produced means the sum of: (i) the quantity of Oil delivered to the Delivery Point, and (ii) the quantity of fluids used for pigging and/or hot oiling. The quantity of Gas produced means the quantity of Gas delivered to the Delivery Point. The quantity of water and associated substances produced means the quantity of water and associated substances attributed to Satellite Production and Non- Satellite Production, respectively, pursuant to Exhibit “F” (Metering and Allocation).

[3]	CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY CALLON PETROLEUM COMPANY FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

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5.1.1.1	If temporary mechanical or operational problems (with a duration not to exceed six [6] months) associated with Satellite Production cause a twenty-five percent (25%) or greater reduction in SPROD in a calendar month, as compared to the arithmetic average of Sprod during the three (3) calendar months immediately preceding the occurrence of such problems, then Sprod used for purposes of determining the PSopex for such calendar month is equal to the arithmetic average of Sprod during such three (3) calendar months. If Sprod is adjusted in accordance with this Article 5.1.1.1, then STHprod shall be adjusted to take into account the revised Sprod.

5.1.1.2	If temporary mechanical or operational problems (with a duration not to exceed six [6] months) associated with Non-Satellite Production cause a twenty-five percent (25%) or greater reduction in the STHPROD in a calendar month, as compared to the arithmetic average of the STHPROD during the three (3) calendar months immediately preceding the occurrence of such problems, then the STHPROD used for purposes of determining the PSOPEX for such calendar month is equal to the arithmetic average of the STHPROD during such three (3) calendar months.
5.1.2	Annual Review

The Producer or the Magnolia TLP Operator may perform an annual review of the average value of HOPEX recorded for the prior calendar year, the average value of SPROD and the average value of STHprod for the prior calendar year, and the average value of PSopex for the prior calendar year.
5.2	Fuel/Vent/Flare Gas
Magnolia TLP fuel gas consumption will be allocated on a monthly basis to the Magnolia Owners for Non-Satellite Production handling and to the Producer for Satellite Production handling in accordance with this Article 5.2 (Fuel Gas). The value of such gas is not to be included in the HOPEX in Article 5.1 (Operating and Maintenance Expenses).
5.2.1	Fuel gas consumed by certain production handling equipment and facilities located on the Magnolia TLP will be allocated to Satellite Leases in accordance with Exhibit “F” (Metering and Allocation).

5.2.2	Flare/vent/shrink gas will be handled and allocated in accordance with Exhibit “F” (Metering and Allocation).

5.2.3	The Producer is obligated to and will furnish its monthly-allocated share of fuel gas for Satellite Production handling in kind. Each calendar month, the Magnolia TLP Operator will allocate and deduct from the Producer’s share of Gas production its allocated share of fuel/flare/vent/shrink gas.

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5.3	Infrastructure Access Fees
In consideration for: (i) access to the Magnolia TLP, (ii) utilization of Magnolia TLP facilities, including, but not limited to, risers, porches and umbilical boarding facilities, (iii) utilization of deck and riser space for the Satellite Production System components on the Magnolia TLP, (iv) utilization of deck space for the Receiving Facilities, and (v) for the Services provided by the Magnolia Owners, the Producer will pay the Magnolia Owners in accordance with Exhibit “C” (Accounting Procedures), on a monthly basis an Infrastructure Access Fee (“IAF” or “Infrastructure Access Fee”) for Satellite Production handled during the applicable month as follows:
5.3.1	IAF for Firm Capacity, Interruptible Capacity and FA Capacity
Infrastructure Access Fee (IAF) for Oil, Gas and Water4
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5.3.2	Minimum Monthly Fee
(a)	Effective as of the first day of the month following Satellite First Production, if the collective sum of Infrastructure Access Fees for Firm

[4]	CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY CALLON PETROLEUM COMPANY FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

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Capacity for each product (Oil, Gas, and water) set forth in Article 5.3.1 (IAF for Firm Capacity Interruptible Capacity and FA Capacity), based upon throughput, is less than [5]******************************** in any calendar month, the Producer will be charged a single fee of [5]*** ******************************** for the Services for such calendar month, in lieu of the monthly Infrastructure Access Fees for Firm Capacity for each product (Oil, Gas, and water) set forth in Article 5.3.1 (IAF for Firm Capacity Interruptible Capacity and FA Capacity).

(b)	The Producer’s obligation to pay the Magnolia Owners the minimum monthly fee set forth in Article 5.3.2(a) will be suspended in the event the Magnolia TLP is incapable of processing and handling any Satellite Production for a period greater than three (3) consecutive days in a calendar month as a result of: (i) problems occurring at the Magnolia TLP; (ii) conditions of the Magnolia TLP outlined in Articles 9.4 (Suspension of Operations) and 9.5 (Magnolia TLP Operator’s Right for Shut Down Operations on Magnolia TLP) [other than Articles 9.5.1(d), 9.5.1(e)], unless such problems are caused by Satellite Production and/or operations related to the Satellite Production System; or (iii) Force Majeure.

(c)	Payment of the minimum monthly fee set forth in Article 5.3.2(a) will not mitigate, eliminate or be in lieu of any obligation to deliver Satellite Production to the Magnolia TLP pursuant to this Agreement.
5.4	Future Governmental Regulations Costs
5.4.1	The Parties agree that the IAF for produced water attributable to the Satellite Leases as set forth in Article 5.3.1 may be increased to reflect future increased costs associated with modifications due to changes in Laws affecting discharge requirements of treated produced water into the Gulf of Mexico, which are verifiable and attributable to Satellite Production. Such modifications may include but are not limited to monitoring, testing, or treating (includes adding chemicals) the produced water. The Magnolia TLP Operator will provide justification and rationale for any cost increase for the Producer’s review. The Parties will mutually agree upon an appropriate methodology which would allow the Magnolia Owners to recover a proportionate share of such costs from the Producer.

5.4.2	In addition to Article 5.4.1, the Parties recognize that the Laws could change during the term of the Agreement and such change could result in unforeseen

[5]	CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY CALLON PETROLEUM COMPANY FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

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costs to the Magnolia Owners in order to maintain compliance therewith. Accordingly, the Parties do hereby agree that in the event the Magnolia Owners incur additional costs due to changes in Laws which directly relate to the provision of Firm Capacity or Services provided for the Satellite Leases, then the Parties will mutually agree upon an appropriate methodology which would allow the Magnolia Owners to recover a proportionate share of such costs from the Producer.
5.5	Producer’s Sole Expenses
The Producer is solely responsible for the cost of those operations identified as Producer’s Sole Expenses in Exhibit “E” (Operating & Maintenance Expenses Matrix) to this Agreement.
5.6	Magnolia Owners’ Sole Expenses
The Magnolia Owners are responsible for (i) the cost of those operations identified as Magnolia Owners’ Sole Expenses in Exhibit “E” (Operating & Maintenance Expenses Matrix) to this Agreement, (ii) the Magnolia TLP Shared Expenses included as Exhibit “E” (Operating & Maintenance Expenses Matrix) to this Agreement which are not allocated to the Producer pursuant to Article 5.1 (Operations and Maintenance Expenses), and (iii) all sole expenses related to Non-Satellite Production.
5.7	Deferred Production Compensation
5.7.1	Compensation for Magnolia Owners for Initial Tie-In.
The Producer will compensate the Magnolia Owners for any Magnolia TLP Production which is deferred [6]***************************************************** that is solely attributable to the initial fabrication, construction, installation, hookup, tie-in, and/or commissioning of the Satellite Production System and the Receiving Facilities to handle Satellite Production. Such compensation will be determined using the methodology described in Article 5.7.3 (Compensation Methodology) and shall be the sole remedy for such downtime and deferred production.
5.7.2	Compensation for Producer

[6]	CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY CALLON PETROLEUM COMPANY FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

Execution Version
The Producer will be compensated by the Magnolia Owners for any Satellite Production which is deferred in [7]**************************** due to Magnolia TLP downtime that is solely attributable to the initial fabrication, construction, installation, hookup, tie-in, and/or commissioning of the tie-in as provided in Article 3.4 (Magnolia Owner’s Tie-in Option). Such compensation will be determined using the methodology consistent with that described in Article 5.7.3 (Compensation Methodology) and shall be the sole remedy for such downtime and deferred production.
5.7.3	Compensation Methodology
(a)	Compensation paid by the Producer to the Magnolia Owners for deferred Magnolia TLP Oil Production (“DOPC”) pursuant to Articles 5.7.1 (Compensation for Magnolia Owners for Initial Tie-In) and 5.7.5 (Compensation for Magnolia Owners after Initial Tie-In) is equal to:

DOPC = AOPR * SDD * (POP * 0.22)

Where:
AOPR	=	the average daily volume of Magnolia TLP Oil Production delivered to the Delivery Point during the first fourteen (14) Days of the twenty-one (21) Days immediately preceding initiation of the Magnolia TLP Oil Production shutdown (expressed in gross Barrels per Day, i.e., without any reduction for royalty), adjusted for downtime;

SDD	=	the duration of the Magnolia TLP Oil Production shutdown which is solely attributable to Satellite Leases’ related activities (expressed in Days to the nearest one- ninety-sixth (1/96) of a day), and

POP	=	the average Prevailing Oil Price during the duration of the Magnolia TLP Oil Production shutdown solely attributable to Satellite Leases’ related activities (expressed in Dollars per Barrel).
(b)	Compensation paid by the Producer to the Magnolia Owners for deferred Magnolia TLP Gas Production (“DGPC”) pursuant to Articles 5.7.1 (Compensation for Magnolia Owners for Initial Tie-In) and 5.7.5 (Compensation for Magnolia Owners after Initial Tie-In) is equal to:

[7]	CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY CALLON PETROLEUM COMPANY FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

Execution Version
DGPC = AGPR * HV * SDD * (PGP * 0.22)

Where:
AGPR	=	the average daily volume of Magnolia TLP Gas Production delivered to the Delivery Point during the first fourteen (14) Days of the twenty-one (21) Days immediately preceding initiation of the Magnolia TLP Gas Production shutdown (expressed in gross MSCF per Day, i.e., without any reduction for royalty), adjusted for downtime;

HV	=	the average daily Btu content of the Magnolia TLP Gas Production during the first fourteen (14) Days of the twenty-one (21) Days immediately preceding initiation of the Magnolia TLP Gas Production shutdown (expressed in MMBtu per MSCF),

SDD	=	the duration of the Magnolia TLP Gas Production shutdown which is solely attributable to Satellite Leases’ related activities (expressed in Days, to the nearest one- ninety-sixth (1/96) of a Day), and

PGP	=	the average Prevailing Gas Price during the duration of the Magnolia TLP Gas Production shutdown solely attributable to Satellite Leases’ related activities (expressed in Dollars per MMBtu).
5.7.4	Duration of Shutdown
(a)	At least thirty (30) Days prior to a scheduled shutdown of the Magnolia TLP which is associated with non-Satellite Leases’ related activities, the Magnolia TLP Operator will provide the Satellite Operator:
(i)	a detailed work schedule which lists the work activities planned during such shutdown, the estimated duration of each work activity, and the sequence and relationship of each work activity to other work activities; and

(ii)	an estimate of the duration of such shutdown which is solely attributable to non-Satellite Leases’ related work activities.
(b)	Within thirty (30) Days immediately following completion of a shutdown of the Magnolia TLP which is associated with Non-Satellite Production and/or non-Satellite Leases’ related work activities, the Magnolia TLP Operator will provide the Satellite Operator with updated information furnished pursuant to Article 5.7.4(a) reflecting actual execution of the work activities.

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5.7.5	Compensation for Magnolia Owners after Initial Tie-In

The Magnolia TLP Owners will be compensated by the Producer for any Magnolia TLP Production which is deferred due to Magnolia TLP downtime that is solely attributable to handling of Satellite Production at the Magnolia TLP subsequent to the initial fabrication, construction, installation, hookup, tie-in, and/or commissioning of facilities for the Satellite Production System. Such compensation will be determined using the methodology described in Article 5.7.3 (Compensation Methodology) and shall be the sole remedy for such downtime and deferred production.
5.8	Royalties and Taxes
5.8.1	The Producer and each of the Magnolia Owners will be solely responsible for payment of the royalties and taxes attributable to its share of production.

5.8.2	This Agreement and the operations hereunder are not intended to create, and will not be construed to create a joint venture, association or partnership with respect to the Parties. If, for United States federal income tax purposes, this Agreement is regarded as a partnership, each Party elects to be excluded from the application of all or any part of the provisions of Subchapter “K”, Chapter 1, Subtitle “A” of the United States Internal Revenue Code of 1986, as amended (the “Code”), to the extent permitted and authorized by Article 761(a) of the Code and the regulations promulgated thereunder, or similar provisions of applicable state Laws.
5.9	Quality Bank Payments
With respect to any monetary adjustments due the Magnolia Owners or the Producer pursuant to Article 7.3 (Quality Bank) of this Agreement, each of the Magnolia Owners or Producer, as applicable, will be responsible for any payments invoiced by the Magnolia TLP Operator. Article 7.3 (Quality Bank) of this Agreement will be interpreted to apply to the Producer or each of the Magnolia Owners, individually with respect to invoices and payments pursuant to Article 7.3 (Quality Bank).
ARTICLE VI — CAPACITY
6.1	Magnolia TLP Base Capacity
The Magnolia TLP Base Capacity for Oil, Gas, and water handling is set forth on Exhibit “A” (Magnolia TLP Base Capacity). The Parties stipulate this is only an estimate, that the Magnolia TLP Base Capacity is not represented or warranted by the Magnolia Owners, and that the stated handling capacities for these substances has not been experienced or tested in the field. It is understood and agreed that the Magnolia TLP Base Capacity will fluctuate based on the inlet flow rates, conditions and compatibility, and the operating pressure of the export lines. Exhibit “A” (Magnolia TLP Base Capacity) reflects the current estimate of the Magnolia TLP Base Capacity at the current pipeline operating pressure and at the maximum pipeline operating pressure during all times of normal and routine operations. Subject to Article 6.2 (Production Processing

Execution Version
and Handling Capacity), Article IX (Suspension of Operations and Force Majeure) and Article 10.3 (Termination by Magnolia Owners), the Magnolia Owners commit to operate and maintain the Magnolia TLP consistent with prevailing industry operational and safety practices and standards for similar facilities and all applicable Laws, and to use all reasonable efforts to restore the Magnolia TLP to normal and routine operations in a timely manner when possible. Except as expressly provided in the foregoing sentence, the Magnolia Owners shall not be required to upgrade or maintain any facilities or equipment. The Magnolia Owners will not be obligated to maintain the Magnolia Leases in force and effect, or continue production at the Magnolia TLP for any reason.
6.2	Production Processing and Handling Capacity
The Magnolia Owners will provide the Producer the following types of capacity for production processing and handling on the Magnolia TLP for Satellite Production in accordance with, and subject to, the terms and conditions contained in this Article VI (Capacity). However, upon partial or entire loss of or damage to the Magnolia TLP (or any component of the Magnolia TLP) resulting from any incident, the Magnolia Owners will have no obligation to repair or replace the Magnolia TLP or any component thereof for purposes of resuming the processing and handling of Satellite Production (or the operation of the Satellite Production System or the placement of Satellite Production System components thereon). Notwithstanding the foregoing, nothing contained in this Agreement limits or restricts the Magnolia Owners from entering into other agreements for the utilization of the Magnolia TLP and/or its related equipment and facilities.
6.2.1	Firm Capacity
For the purposes of this Agreement, “Firm Capacity” means that portion of the Magnolia TLP Capacity representing:[8]
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[8]	CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY CALLON PETROLEUM COMPANY FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

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(f)	Any Party may request, but is not guaranteed, a change in the Firm Capacity, as described above, with supporting data.
The Magnolia Owners agree to process and handle Satellite Production at volume rates not to exceed the Firm Capacity and the Producer will be entitled to utilize Firm Capacity for Satellite Production; provided, however, utilization of Firm Capacity for Satellite Production will only be subject to priority, curtailment and/or proration in accordance with Articles 6.3 (Production Prioritization) and 6.4.2 (Non-Conforming Satellite Production) and Magnolia TLP Operator’s rights and discretion as provided in Articles 4.1.1, 4.1.2, 6.4.2, 9.4 and 9.5. Firm Capacity, as provided above, will be determined individually for each product (Oil, Gas, and water) on a daily throughput basis.
(i)	The amount of Firm Capacity for any single product (i.e. Oil, Gas, or water) will not be exceeded in order to allow the Producer to fully utilize the Firm Capacity for another product.

(ii)	In the event the Producer does not utilize its entire share of Firm Capacity during a calendar month, the Magnolia Owners have the right to utilize, as they deem necessary and free of cost, any unused Firm Capacity for such calendar month on an interruptible basis.
6.2.2	Interruptible Capacity
The Magnolia Owners agree to process and handle Satellite Production at volume rates in excess of Firm Capacity to the extent that Magnolia TLP Ullage exists (“Interruptible Capacity”); provided, however, utilization of Magnolia TLP Ullage for Satellite Production handling will not result in any curtailment of Magnolia TLP Production or Third Party Production being processed and handled on the Magnolia TLP on a firm basis. Priority access to Magnolia TLP Ullage will be given in the following order: (i) Satellite Production; and (ii) Third Party Production.
6.2.3	Flow Assurance Capacity
The Magnolia Owners agree to process and handle Satellite Production at volume rates not to exceed FA Capacity and, the Producer will be entitled to utilize FA Capacity for Satellite Production, unless it is not possible to provide such FA Capacity due to Magnolia TLP operating problems and/or operating problems related to downstream facilities and equipment.

Execution Version
(a)	The amount of FA Capacity for a given product (Oil, Gas or water) will be determined by the fluid type in a given flowline. If the flowline is defined as an oil flowline (the flowline’s primary product is oil), the FA Capacity for liquids (oil and water) will be that which is stated in Section 2.2.17 (Flow Assurance Capacity) and the FA Capacity for gas will not be pre-determined, but will be the amount of associated gas that the oil flowline is capable of flowing at the stated FA Capacity for liquids. If the flowline is defined as a gas flowline (the flowline’s primary product is gas), the FA Capacity for gas will be that which is stated in section 2.2.17 (Flow Assurance Capacity) and the FA Capacity for liquids (condensate and water) will not be pre-determined, but will be the amount of associated liquids that the gas flowline is capable of producing at the stated FA Capacity for gas.

(b)	In the event the FA Capacity is insufficient to provide the Satellite Production with flow assurance, the Magnolia Owners and the Producer will make a good faith effort to unanimously agree on a revised FA Capacity. Approval by the Magnolia Owners of such revised FA Capacity will not be unreasonably withheld.
6.3	Production Prioritization
6.3.1	Processing Facility Constraints.

In the event of any interruption or reduction in the Magnolia TLP Capacity, including but not limited to: (i) a Force Majeure event, (ii) a planned or unplanned partial or complete shutdown of the Magnolia TLP or any component of the Magnolia TLP for maintenance, repair, replacement, construction or inspections, (iii) a constraint in the Oil Export Pipeline or Gas Export Pipeline, (iv) a Magnolia TLP equipment/facility upset or other such operating problem(s), or (v) the partial and/or entire loss of the Magnolia TLP resulting from fire, hurricane, explosion, or other Force Majeure events, the Magnolia TLP Operator (subject to the rights of the Magnolia Owners under Article 6.2 (Production Processing and Handling Capacity) hereinabove regarding no obligation to repair or replace the Magnolia TLP or any component thereof upon partial or entire loss of the Magnolia TLP or any component thereof resulting from any incident) will make reasonable and prudent efforts to promptly restore normal operations while maintaining safe and efficient production handling operations and in a manner facilitating the resumption of normal operations. During such interruption or temporary reduction in Magnolia TLP Capacity, the Magnolia Owners, through the Magnolia TLP Operator will allocate the available Magnolia TLP Capacity to the extent it is safe and practical to do so, in accordance with the following:
(a)	Priority access to available production handling capacity will be given in the following order: (i) FA Capacity and flow assurance for any future Magnolia Leases subsea wells, (ii) Magnolia TLP Production; (iii) Satellite Production which has been contractually granted firm

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capacity; and (iv) Third Party Production which has been contractually granted firm capacity. Such lesser allocation of Magnolia TLP Capacity being defined as “Prorated Firm Capacity”.

(b)	If the Prorated Firm Capacity is less than FA Capacity, the Magnolia TLP Operator will endeavor to provide FA Capacity.
6.3.2	Gas Export Pipeline Constraints

In the event that: (i) Magnolia TLP Capacity cannot be fully utilized as a result of a transportation capacity constraint (including, but not limited to, inadequate pipeline capacity and/or pipeline operating conditions) in the Gas Export Pipeline or other gas pipeline(s) downstream of the Delivery Point (“Downstream Gas Pipeline”) and (ii) the gas transportation capacity available to all of the Magnolia Owners, Producer, and Third Parties for their respective share of Magnolia TLP Gas Production, Satellite Gas Production, and/or Third Party Production is restricted by the Gas Export Pipeline or Downstream Gas Pipeline(s) constraint, then the Magnolia TLP Capacity will be allocated to the Parties as follows:
(a)	Subject to Article 6.3.1 (Processing Facility Constraints), each Party will be provided a sufficient amount of Magnolia TLP Capacity to accommodate such Party’s Gas nomination up to the maximum volume of Gas production which such Party is allowed to transport by the Gas Export Pipeline.

(b)	In the event that transportation capacity in the Gas Export Pipeline is constrained for one or more (but fewer than all) of the Parties (the “Gas Constrained Party” or “Gas Constrained Parties”) and the Gas Constrained Party(ies) cannot provide for the transportation of its full entitlement share of Magnolia TLP Gas Production and/or Satellite Gas Production, each of the other Parties (the “Gas Unconstrained Parties”) may exercise their respective rights under this Agreement and the Magnolia TLP Operating Agreement, as appropriate to produce volumes of Gas exceeding their entitlement share. With regard to Satellite Gas Production, the rights provided in this Article will be subject to the Firm Capacity and Interruptible Capacity provided for in this Agreement.
6.3.3	Oil Export Pipeline Constraints

In the event that: (i) Magnolia TLP Capacity cannot be fully utilized as a result of a transportation capacity constraint (including, but not limited to, inadequate pipeline capacity and/or pipeline operating conditions) in the Oil Export Pipeline or other oil pipeline(s) downstream of the Delivery Point (“Downstream Oil Pipeline”) and (ii) the oil transportation capacity available to all of the Magnolia Owners, Producer, and Third Parties for their respective share of Magnolia TLP Oil Production, Satellite Oil Production, and/or Third Party Production is restricted by the Oil Export Pipeline or Downstream Oil Pipeline(s) constraint, then the Magnolia TLP Capacity will be allocated to the Parties as follows:

Execution Version
(a)	Subject to Article 6.3.1 (Processing Facility Constraints), each Party will be provided a sufficient amount of Magnolia TLP Capacity to accommodate such Party’s Oil nomination up to the maximum volume of Oil production which such Party is allowed to transport by the Oil Export Pipeline.

(b)	In the event that transportation capacity in the Oil Export Pipeline is constrained for one or more (but fewer than all) of the Parties (the “Oil Constrained Party” or “Oil Constrained Parties”) and the Oil Constrained Party(ies) cannot provide for the transportation of its full entitlement share of Magnolia TLP Oil Production and/or Satellite Oil Production, each of the other Parties (the “Oil Unconstrained Parties”) may exercise their respective rights under this Agreement and the Magnolia TLP Operating Agreement, as appropriate to produce volumes of Oil exceeding their entitlement share. With regard to Satellite Oil Production, the rights provided in this Article will be subject to the Firm Capacity and Interruptible Capacity provided for in this Agreement.
6.4	Production Compatibility
The Producer’s access to the types of capacity for production processing and handling on the Magnolia TLP set forth in this Article VI (Capacity) assumes the operating parameters/conditions of the Satellite Production System and the Satellite Production arriving at the Entry Point conform to specifications and characteristics stipulated in Exhibit “H” (Satellite Production Fluid Limits/Operating Parameters) to this Agreement. Additionally, the terms and conditions of this Agreement were established and agreed to by the Parties based on the assumption that the operating parameters/conditions of the Satellite Production System and the Satellite Production arriving at the Entry Point conform to such specifications and characteristics.
6.4.1	Conforming Fluids

If Satellite Production conforms to all of the specifications contained in Exhibit “H” (Satellite Production Fluid Limits/Operating Parameters) to this Agreement, then any incremental operating costs which may result from handling Satellite Production on the Magnolia TLP, which are not classified as Satellite Sole Expenses in Exhibit “E” (Operating & Maintenance Expenses Matrix) to this Agreement or otherwise designated as costs to be borne solely by the Producer, will be treated as Magnolia TLP Shared Expenses in Exhibit “E” (Operating & Maintenance Expenses Matrix) to this Agreement.

6.4.2	Non-Conforming Satellite Production

If Satellite Production does not conform to one or more of the operating parameters and/or specifications contained in Exhibit “H” (Satellite Production Fluid Limits/Operating Parameters) (“Non-Conforming Production”) of this Agreement, as evidenced by at least three (3) fluid samples taken over a period of seven (7) consecutive Days, and such non-conformance (i) results in incremental

Execution Version
Magnolia TLP operating costs, (ii) causes a reduction in the Magnolia TLP Capacity, or (iii) causes other operational problems on the Magnolia TLP (hereinafter collectively or individually referred to as a “Satellite Operating Problem”), the Magnolia TLP Operator may endeavor, but the Magnolia Owners are not obligated, to accept and handle such Non- Conforming Production until the Satellite Operating Problem has been rectified by the Producer in accordance with the following:
(a)	The Producer is solely responsible for all costs and expenses incurred by the Magnolia TLP Operator and/or the Magnolia Owners:
(i)	resulting from the Satellite Operating Problem (including, without limitation, deferred production); and/or

(ii)	for measures taken to rectify or mitigate the Satellite Operating Problem, and/or

(iii)	which are associated with the Satellite Operating Problem until such problem has been rectified.
(b)	Promptly after identifying the Satellite Operating Problem, but prior to initiating any measures to rectify such problem which would result in material expenditures, the Magnolia TLP Operator will provide the Satellite Operator (with information copy to the Magnolia Owners) with a written proposal for measures to rectify the Satellite Operating Problem and an estimate of the associated costs.

(c)	The Satellite Operator will have five (5) business Days from its receipt of the Magnolia TLP Operator’s written proposal submitted pursuant to Article 6.4.2(b) of this Agreement to approve such proposal in writing (failure to respond shall be deemed a non-approval). Should the Parties fail to determine a mutually acceptable technical alternative to mitigate the incompatibility, the Magnolia TLP Operator has the right to discontinue the Services set forth in Articles 4.1.1 (Production Handling Services) and 4.1.2 (Satellite Production System Operations) hereinabove.
6.4.3	Market Value

Notwithstanding Article 7.3 (Quality Bank), in the event Satellite Production is determined to be Non-Conforming Production and such nonconformance results in a documented reduction in the actual market value of the Non-Satellite Production, the Producer will compensate the Magnolia Owners for such reduction in value, only to the extent caused by such non-conformance and not addressed by the procedures referenced in Article 7.3 (Quality Bank). For purposes of this Article 6.4.3 (Market Value), the non-conformance will be measured/determined prior to commingling the Satellite Production with Non-Satellite Production.

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In the event Non-Satellite Production is determined to be Non-Conforming Production and such nonconformance results in a documented reduction in the actual market value of the Satellite Gas Production and/or Satellite Oil Production, the Magnolia Owners will compensate the Producer for such reduction in value, only to the extent caused by such non-conformance and not addressed by the procedures referenced in Article 7.3 (Quality Bank). For purposes of this Article 6.4.3 (Market Value), the non-conformance will be measured/determined prior to commingling the Satellite Production with Non-Satellite Production.
ARTICLE VII — METERING AND ALLOCATION, PERMITS, AND QUALITY BANK
7.1	General Application
Satellite Production and Non-Satellite Production will be sampled, metered and allocated in accordance with the provisions of Exhibit “F” (Metering and Allocation). The Exhibit “F” (Metering and Allocation) provisions, in their entirety, are (i) subject to and in accordance with the MMS approved surface commingling application referred to in Article 7.2.1 (Surface Commingling Permit) of this Agreement and any subsequent amendments and/or waivers thereto, (ii) in accordance with MMS requirements set forth in 30 CFR Part 250 Subpart L and any subsequent amendments and/or waivers thereof and (iii) conditioned upon approval by the MMS of the surface commingling application discussed in Article 7.2.1 (Surface Commingling Permit) of this Agreement and any subsequent amendments and/or waivers thereto.
7.2	Permits
7.2.1	Surface Commingling Permit

Satellite Production will not be delivered to the Entry Point and flow across the Magnolia TLP without first obtaining all required surface commingling permits. Magnolia TLP Operator shall use reasonable endeavors to seek approval from the MMS for the surface commingling of Satellite Production with Non-Satellite Production and shall, upon request, furnish the Producer and the Magnolia Owners copies of the application and approval. The Producer and Magnolia Owners will cooperate with the Magnolia TLP Operator to the extent necessary to achieve MMS approval of the application. The cost of obtaining such permit shall be at the sole expense of Producer.

7.2.2	Other Permits
(a)	The Producer is responsible for acquiring all necessary permits, licenses authorizations and approvals required for the construction and installation of the Satellite Production System and connection to the Magnolia TLP (up to the Entry Point) at the sole cost and expense of the Producer.

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(b)	The Magnolia TLP Operator is responsible for acquiring all necessary permits, licenses, authorizations and approvals required for the construction and installation of the Receiving Facilities on the Magnolia TLP at the sole cost and expense of the Producer.

(c)	The Producer will obtain, or caused to be obtained, all other required approvals, permits, consents, orders or other documents, without limitation, from all appropriate jurisdictional authorities to produce the Satellite Leases, transport Satellite Production to the Magnolia TLP, and dispose/transport of Satellite Production from the Magnolia TLP. The Satellite Operator and the Magnolia TLP Operator will cooperate with each other to the extent necessary to obtain such permits, licenses, authorizations and regulatory approvals.

(d)	The Magnolia TLP Operator will support the Producer’s application(s) to the MMS for new pipeline construction to the Magnolia TLP so long as it has met the Magnolia TLP Operator’s requirements for pipeline crossings and/or risers.
7.2.3	Permit Denials

The Parties hereby agree to use reasonable endeavors to obtain all agreements and approvals required from all governmental agencies and Third Parties with regard to the transportation and processing contemplated by this Agreement. No representation or warranty is made by the Magnolia TLP Operator or any Party that the necessary consents and approvals will be obtained, and should MMS or any other necessary consent or approval be denied, no Party shall have liability to any other Party on account thereof and this Agreement shall be terminable in accordance with Article X (Term, Default, Termination and Continuation of Services).
7.3	Quality Bank
The Producer and the Magnolia Owners will utilize the procedures in accordance with the Gravity and Sulfur Bank for the Shell Pipeline Company LP F.E.R.C. Tariff No. S-103, effective November 1, 2004, as supplemented by Supplement No. 1 to F.E.R.C No. S-103, effective July 1, 2006, as amended from time to time, to handle oil quality difference between Magnolia TLP Production, Satellite Production, and, if applicable, Third Party Production.
ARTICLE VIII — GATHERING AND TRANSPORTATION
8.1	Product Disposition
Commencing at the Delivery Point, the Producer will (i) take in kind and remain solely and separately responsible for the disposition, transportation, and sale of Satellite Production and (ii) bear all costs and liabilities associated with such disposition,

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transportation, and sale. The Magnolia Owners will have no liability for any costs of production transportation, production processing, and/or associated costs downstream of the Delivery Point, which are attributable to the Satellite Production and/or allocated to the Producer.
8.2	Product Transportation
The Producer will enter into transportation arrangements or agreements with the owners of the Oil Export Pipeline and/or the Gas Export Pipeline, as appropriate, at its own sole cost and expense for its share of Satellite Production.
8.2.1	The Parties, independently, will be responsible for submitting, or causing to be submitted, Gas and/or Oil nominations, as applicable, to the transporter(s) of such product for their individual respective share of the appropriate Satellite Production and/or Magnolia TLP Production, and for advising the Magnolia TLP Operator of such nomination. The Parties, independently, will also be responsible for cooperating with the Magnolia TLP Operator and the transporters of the Gas and/or Oil to keep their nominations in balance with their respective deliveries on the Gas and/or Oil transporters’ pipeline system. The Parties will, to the extent possible, work in good faith to cause the nominations of their respective Gas and/or Oil production to closely approximate their actual production.

8.2.2	To the extent required under this Agreement, the Magnolia TLP Operator will furnish test and production information to the Parties to adjust nominations; however, the Magnolia TLP Operator will not be responsible for, and will not be liable for any damages and/or penalties for any act done or omitted in the Magnolia TLP Operator’s performance under this Agreement or for errors in judgment, except such as may result from the Magnolia TLP Operator’s gross negligence or willful misconduct. The Parties will release, indemnify, defend and hold the Magnolia TLP Operator harmless from any transporter pipeline scheduling penalties or monthly balancing provisions imposed in Gas or Oil transportation contracts, associated with, or related to, such Party’s Gas or Oil production, by the Gas or Oil transporter, as applicable, including, without limitation, penalties imposed pursuant to its tariff, or which may be caused by Operational Flow Orders (“OFO’s”), or by unscheduled Gas, or by unauthorized Gas, except such as may result from the Magnolia TLP Operator’s gross negligence or willful misconduct.
8.3	Pipeline Penalties
8.3.1	As between the Magnolia Owners and the Producer, any penalties assessed by Gas or Oil transporters attributable to the Satellite Operator’s and/or Producer’s actions or omissions will be the responsibility of the Producer. As between the Magnolia Owners and the Producer, any penalties assessed by the Gas or Oil transporters attributable to the Non-Satellite Production, Magnolia TLP Operator’s (except as provided in Article 8.3.2) and/or Magnolia Owners’ actions or omissions will be the responsibility of the Magnolia Owners.

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8.3.2	Any costs or penalties imposed by the Gas Export Pipeline or the Oil Export Pipeline on the Magnolia TLP Operator as a result of OFO’s, unscheduled Gas, unauthorized Gas, Gas pipeline imbalances, or Oil pipeline imbalances with transporters, as described herein, will be borne by each Party, independently, in the proportion that its nomination, failure to nominate, failure to properly regulate production volumes, fault, negligence, or liability without fault, caused such imbalance and/or penalties, except such as may result from the Magnolia TLP Operator’s gross negligence or willful misconduct.
8.4	Gas Imbalances
Producer and the Magnolia Owners will utilize procedures in accordance with Exhibit “G” (Gas Balancing Procedures) to this Agreement to handle Gas imbalances between the Magnolia Leases and the Satellite Leases.
ARTICLE IX — SUSPENSION OF OPERATIONS AND FORCE MAJEURE
9.1	Notice
A Party which is unable, in whole or in part, to carry out its obligations under this Agreement due to Force Majeure will promptly give written notice to that effect to the other Party or Parties stating in reasonable detail the circumstances underlying such Force Majeure.
9.2	Suspension of Obligation
The obligation of the Party giving such notice as provided in Article 9.1, so far as it is affected by such Force Majeure, will be suspended during the continuance of any liability so caused, but for no longer period, and such cause will be remedied with all reasonable diligence. No Party will be liable to the other Party or Parties for failure to perform any of its obligations under this Agreement, other than the obligation to pay monies due hereunder, to the extent such performance is hindered, delayed or prevented by Force Majeure.
9.3	Resolution
A Party claiming Force Majeure will: (i) diligently use all reasonable and prudent efforts to remove the cause, condition, or event or circumstance of such Force Majeure, (ii) promptly give written notice to the other Party of the termination of such Force Majeure, (iii) resume performance of any suspended obligation as soon as reasonably possible after termination of such Force Majeure, and (iv) not be obligated to settle any labor dispute except on terms acceptable to it in its sole discretion.
9.4	Suspension of Operations
9.4.1	The Magnolia TLP Operator reserves and has the right to suspend the Services set forth in this Agreement during the existence of conditions which render the

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Magnolia TLP, Third Party Production System, or any downstream facility unsafe, or during the existence of a Force Majeure condition (but for the Services, only to the extent that such Force Majeure prevents rendering such Services and subject to the priorities provided in Article 6.3 (Production Prioritization) affecting the Magnolia TLP, Third Party Production System, or any downstream facility as further provided in Article 9.2 (Suspension of Obligation) of this Agreement.

9.4.2	The Producer specifically understands that operations and activities on facilities upstream or downstream of the Magnolia TLP may impact operations on the Magnolia TLP. Further, at its sole discretion, the Magnolia TLP Operator has the right to shut down the Magnolia TLP and temporarily discontinue the Services contemplated by this Agreement for any necessary repairs or changes to the Magnolia TLP, Third Party Production System or any downstream facility. In such a case neither the Magnolia TLP Operator nor the Magnolia Owners will have any liability to the Producer for deferred production, lost production, or any other direct, indirect or consequential damages, other than as provided in Article 5.7 (Deferred Production Compensation).
9.5	Magnolia TLP Operator’s Right to Shut Down Operations on Magnolia TLP
9.5.1	In addition to Section 9.4 (Suspension of Operations), the Magnolia TLP Operator has the absolute discretion and authority to partially or totally shutdown any and all operations and activities related to the Magnolia TLP, the Satellite Leases, Third Party Production System or downstream facilities, and to permanently or temporarily discontinue the Services related to the same hereunder or under any other arrangements at any time or from time to time (subject to the cure period for certain circumstances described below), if in the Magnolia TLP Operator’s sole discretion, such shutdown is warranted due to one or more of the following:
(a)	To ensure the safety of persons, property or the environment; or

(b)	To ensure the operational integrity of the Magnolia TLP, the Satellite Production System, Third Party Production System and/or downstream facilities; or

(c)	Construction or repairs on or to the Magnolia TLP, the Satellite Production System, Third Party Production System and/or downstream facilities; or

(d)	The existence of a Force Majeure condition (subject to Sections 9.1 (Notice), 9.2 (Suspension of Obligation) and 9.3 (Resolution); or

(e)	The termination of this Agreement; or

(f)	Producer’s failure to provide proper notice and/or obtain the review and/or consent to a proposed operation in accordance with the requirements of this Agreement; or

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(g)	Producer’s failure to conduct operations in accordance with this Agreement; or

(h)	Any material breach by the Producer of this Agreement.
9.5.2	The Magnolia TLP Operator will notify the Producer in writing in the event of any of the occurrences listed above. In such cases, the Magnolia Owners have no liability to the Producer or any Party or Third Party for deferred or lost production or throughput, deferred or lost revenue, damage to, loss (or loss of use—e.g. paraffin and/or hydrate damage) of flowlines, wells or reservoirs, or any actual, direct, indirect or consequential damages arising from such shutdowns. Whenever reasonably possible, the Magnolia TLP Operator agrees to give the Producer reasonable advance notice of any scheduled shutdowns of said facilities while this Agreement is in effect. In the event of the occurrence of one or more of the events listed in subsections (f), (g) or (h), prior to shutting down the Satellite Production System or discontinuance of Services, the Magnolia TLP Operator shall give the Producer prior written notice of the occurrence of such event. In the event the Producer do not cure same within thirty (30) days after receipt of such written notice, the Magnolia TLP Operator may act (and the Magnolia Owners shall be fully relieved of any liability for the same) as described above. However, if the event specified in such notice is of such a nature that it reasonably cannot be corrected within the thirty (30) day period, and the Producer begins within said period corrective action and thereafter diligently carries such corrective action to completion, Magnolia TLP Operator shall defer acting so long as Producer is carrying out such corrective action in good faith.
ARTICLE X — TERM, DEFAULT, TERMINATION, AND CONTINUATION OF SERVICES
10.1	Term of Agreement
As of the Effective Date, this Agreement will continue until terminated pursuant to the voluntary and involuntary provisions set forth in Articles 10.2 (Default), 10.3 (Termination by Magnolia Owners), and 10.4 (Termination by Producer).
10.2	Default
The occurrence of any of the following events constitutes default (“Default”), giving the right to terminate this Agreement to Parties other than the Non-Performing Party:
10.2.1	The failure of a Party (the “Non-Performing Party”) to pay amounts owed, provide a required defense, or materially to provide Services as required by this Agreement when such failure has not been remedied by the Non-Performing Party within (i) fifteen (15) days for any nonpayment or failure to provide a required defense, and (ii) sixty (60) days for failure to materially provide the required Services (the “Notice Period”) following receipt of written notice from one or

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more of the other Party(ies) describing the alleged non-performance or non-compliance with particularity and demanding that such non-performance or noncompliance be cured or remedied; provided, however, that there is no Default if the failure cannot reasonably be cured within such Notice Period so long as:
(a)	in the case of failure to make payments or provide a required defense, the Non-Performing Party remedies or cures said failure within the Notice Period; and

(b)	in the case of failure to materially provide the required Services the Non-Performing Party commences reasonable efforts to remedy or cure said failure and continues these efforts after the Notice Period and until the failure has been cured or remedied, and such remedy or cure has been effected within a reasonable period of time.
10.2.2	The entry of a Party into voluntary or involuntary bankruptcy, receivership or similar protective proceedings; or

10.2.3	The material breach of any representation or warranty contained in Article 15.5 (Warranty of Title).
In the event of termination for Default, the Non-Performing Party remains liable for all duties, obligations and liabilities accrued or incurred prior to the termination date.
10.3	Termination by Magnolia Owners
10.3.1	The Magnolia Owners, upon their unanimous agreement, have the right to terminate this Agreement in the following circumstances:
(a)	On not less than three (3) months written notice by the Magnolia TLP Operator to the Satellite Operator, if the MMS issues a decision disapproving the surface commingling permit application submitted by the Magnolia TLP Operator pursuant to Article 7.2.1 (Surface Commingling Permit) or any other necessary permits and the Parties agree in writing that: (i) such decision shall not be appealed; and (ii) a revised application shall not be filed; or

(b)	On not less than one (1) month written notice by the Magnolia TLP Operator to the Satellite Operator, if no Satellite Production is delivered to the Entry Point for any reason, including Force Majeure, for any period of twelve (12) consecutive calendar months following the Execution Date of this Agreement (unless an extension is mutually agreed by all Parties).
10.3.2	This Agreement terminates on not less than six (6) months written notice by the Magnolia TLP Operator to the Satellite Operator, if (i) the Magnolia TLP is no longer economic to operate in the sole judgment of the Magnolia Owners, and (ii) the Magnolia Owners permanently cease production operations on the Magnolia TLP within the time period of such notice.

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10.3.3	This Agreement terminates on not less than one (1) month written notice by the Magnolia TLP Operator to the Satellite Operator, if destruction of, major damage to, or total or constructive loss of the Magnolia TLP occurs and the Magnolia Owners elect in their sole discretion to not repair or replace the Magnolia TLP for use at the Magnolia Leases. In such event, the Magnolia Owners have no obligation to replace or repair the Magnolia TLP. The Magnolia Owners shall retain all causes of action and claims against any Third Party arising out of such damage or destruction.
10.4	Termination by Producer
10.4.1	The Producer has the right to terminate this Agreement in the following circumstances:
(a)	On not less than three (3) months written notice by the Satellite Operator to the Magnolia TLP Operator, if the MMS issues a decision disapproving the surface commingling permit application submitted by the Magnolia TLP Operator pursuant to Article 7.2.1 (Surface Commingling Permit) or any other necessary permits and the Parties agree in writing that: (i) such decision shall not be appealed; and (ii) a revised application shall not be filed; or

(b)	On not less than one (1) month written notice by the Satellite Operator to the Magnolia TLP Operator, if no production handling capacity in excess of FA Capacity is available for Satellite Production for any reason, including Force Majeure, for any period of twenty-four (24) consecutive calendar months following the Execution Date of this Agreement.
10.4.2	This Agreement terminates on not less than three (3) months written notice by the Satellite Operator to the Magnolia TLP Operator, if (i) delivery of Satellite Production to the Magnolia TLP is not technically feasible or economically justifiable in the sole judgment of the Producer, and (ii) the Producer will permanently cease Satellite operations due to Permanent Cessation of Production; provided, however, that the Satellite operations (excluding abandonment operations) permanently cease within six (6) months of said notice.

10.4.3	This Agreement terminates on not less than one (1) month written notice by the Satellite Operator to the Magnolia TLP Operator, if Satellite Production permanently ceases for any reason whatsoever.
10.5	Responsibilities and Obligations at Termination
The Parties to this Agreement have the following responsibilities upon termination of this Agreement and/or Permanent Cessation of Production from the Satellite Leases:
10.5.1	The Satellite Operator is responsible for: (i) disconnection of the Satellite Production System from the Entry Point, (ii) removal of those Satellite Production

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System components located on the Magnolia TLP, and (iii) all costs, risk and expense associated with such disconnection and removal. However, the Magnolia Owners, at their sole discretion may either:
(a)	Require Satellite Operator to remove and/or abandon the Satellite Production System from the Magnolia TLP and remove and/or abandon all facilities connecting the Satellite Production System to the Magnolia TLP including (i) the Producer’s pipeline(s) and riser(s) up to the Entry Point insofar as such facilities are located within five hundred (500) feet of the Magnolia TLP; (ii) cleanup and paint the area on the Magnolia TLP which is occupied by components of the Satellite Production System, and (iii) repair and replace any damages to the Magnolia TLP resulting from the placement of the Satellite Production System on the Magnolia TLP or the removal of the Satellite Production System, if deemed necessary by the Magnolia Owners, at the Producer’s sole cost, risk, expense and liability. (All such work listed in this paragraph 10.5.1(a) shall be referred to as “Abandonment Work”). In the event this Agreement terminates pursuant to the provisions of Sections 10.3.2 or 10.3.3, then Producer shall not be required to perform the work described in 10.5.1(a)(i) or 10.5.1 (a)(ii) above.

(b)	Agree with Producer on other acceptable way(s) to salvage and abandon the Satellite Production System.
10.5.2	If the Magnolia Owners select Article 10.5.1 (a), Abandonment Work will be completed by the Satellite Operator within twenty-four (24) months subsequent to the termination of this Agreement. All Abandonment Work performed by or on behalf of the Producer will be performed within the time frame required by this Agreement and in compliance with all applicable Laws.

10.5.3	In the event the Satellite Operator fails to perform any or all of Abandonment Work obligations as specified in this Agreement within the applicable time periods, the Magnolia TLP Operator may at its election perform such work and invoice the Producer (or Satellite Operator, on behalf of the Producer) for all actual costs and expenses associated with the Abandonment Work. However, prior to the Magnolia TLP Operator performing such Abandonment Work, the Magnolia TLP Operator is required to give the Satellite Operator written notice of its intent to perform the work (“Abandonment Notice”). In the event the Satellite Operator does not commence Abandonment Work within thirty (30) days after receipt of the Abandonment Notice, the Magnolia TLP Operator has the right to perform Abandonment Work related to the Satellite Production System without incurring any liability or obligation to the Producer. Accordingly, in the event the Magnolia TLP Operator conducts the Abandonment Work, the Magnolia TLP Operator will directly charge and invoice the Producer (or Satellite Operator, on behalf of the Producer) who is responsible for any costs associated with such Abandonment Work.

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ARTICLE XI — LIABILITIES AND INDEMNIFICATION
11.1	Liability and Indemnity
11.1.1	Definition of Claims. As used in this Agreement, the term “Claims” means any and all losses, liabilities, damages, punitive damages, obligations, expenses, fines, penalties, interest, costs, claims, causes of action and judgments for: (i) breaches of contract; (ii) loss or damage to property, injury to or death of persons, and other tortious injury; (iii) environmental damage or pollution; and (iv) violations of applicable Laws or any other legal right or duty actionable at law or equity. The term “Claims” also includes reasonable attorneys’ fees, court costs, and other reasonable costs of litigation resulting from the defense of any Claim or cause of action within the scope of the indemnities in this Agreement.

11.1.2	Application of Indemnities
(a)	Covered Claims and Parties. All indemnities set forth in this Agreement extend to the officers, directors, employees, and Affiliates of the Party indemnified.[9] *************************************************************************************
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************************** However, the indemnities set forth in this Agreement do not extend to any part of an indemnified Claim that (i) is the result of the gross negligence or willful misconduct of the indemnified Party, or (ii) is the result of the imposition of punitive damages on the indemnified Party to the extent arising from the acts of the indemnified Party.

(b)	Other Limitations. The indemnities of the indemnifying Party in this Agreement do not cover or include any amounts that the indemnified Party may legally recoup from other Parties or Third Parties under applicable joint operating agreements, insurance or other agreements, or for which the indemnified Party is reimbursed by any Third Party. The indemnities in this Agreement do not relieve the Parties to this Agreement from any obligations to Third Parties.

[9]	CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY CALLON PETROLEUM COMPANY FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

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The indemnities of the Parties in this Agreement do not relieve the indemnified Party from, or extend to cover, any obligations of the indemnified Party under the terms of any operating agreement or other cost-sharing arrangement which is applicable to any Claim.
11.1.3	Producer’s Indemnity. The Producer shall indemnify, release, defend and hold the Magnolia Owners harmless from and against any and all Claims caused by, resulting from, or incidental to:

(a)	Producer’s Activities. (i) All activities, acts and omissions of the Producer and the Magnolia Owners with respect to the installation, hookup, interconnection, startup, and/or commissioning of the Receiving Facilities (but excluding all activities with respect to the Receiving Facilities thereafter), (ii) all of the Producer’s activities, acts and omissions with respect to the Satellite Production System upstream of the Entry Point, including the activities, acts and omissions of its contractors, suppliers, subcontractors, lessees, and (iii) the activities or omissions of any Third Parties present on the Magnolia TLP or the Satellite Production System under authority of the Producer as provided in Article 3.1.6 (Magnolia TLP Access & Boarding for Producer’s Work) and Exhibit “N” (Platform Boarding Agreement), in the construction, transportation, installation, operation, maintenance, repair, replacement, Abandonment Work, inspections of the Magnolia TLP, ingress and egress to and from the Magnolia TLP, landing helicopters and mooring vessels, utilization of the Magnolia TLP and other necessary or required activities by the Producer under this Agreement; provided, however, the foregoing shall not apply to (i) any Claims in excess of $25 million (per occurrence) for damage to Magnolia Owners’ property arising out of the initial construction of the Receiving Facilities as described in Article 3.2 and the riser and umbilical handover as described in Article 3.1.5, and (ii) any Claims for damage to Magnolia Owners’ property not arising out of the initial construction of the Receiving Facilities as described in Article 3.2 and the riser and umbilical handover as described in Article 3.1.5.

(b)	Producer’s Property. Loss or damage to, or destruction of, the property and facilities of the Producer and its Affiliates, co-owners, co-venturers, and partners, and its and their employees, officers, directors, agents, representatives, and invitees, including the Satellite Production System, Satellite Production and any other Producer’s property connected to the same, for which the Producer also releases the indemnified Parties;

(c)	Producer’s Contractor Property. Loss or damage to, or destruction of, the property and facilities of (i) the Producer’s contractors, suppliers, subcontractors, lessees, and any Third Parties present on the Magnolia TLP or the Producer’s property under authority of the Producer as provided in Article 3.1.6 (Magnolia TLP Access & Boarding for Producer’s Work) and Exhibit “N” (Platform Boarding Agreement) (and their contractors), (ii) their parents, affiliates, co-owners, co-venturers, and partners, and (iii) their employees, officers, directors, agents, representatives, and invitees;

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(d)	Producer’s Employees, Invitees, etc. Personal injury to, or death of, the employees, officers, directors, agents, representatives, and invitees of the Producer and its Affiliates, co-owners, co-venturers, and partners;

(e)	Producer’s Contractor Employees. Personal injury to, or death of, employees, officers, directors, agents, representatives, and invitees of (i) the Producer’s contractors, suppliers, subcontractors, lessees, and any Third Parties present on the Magnolia TLP or the Producer’s property under authority of the Producer as provided in Article 3.1.6 (Magnolia TLP Access & Boarding for Producer’s Work) and Exhibit “N” (Platform Boarding Agreement) (and their contractors), and (ii) their affiliates, co-owners, co-venturers, and partners;

(f)	Producer’s Abandonment Obligations. The Producer’s abandonment, removal, disposal and restoration obligations, which the Producer shall conduct in a good and workmanlike manner and in compliance with all applicable Laws, to include but not necessarily be limited to:
(1)	The Producer agrees to assume and pay, perform, fulfill and discharge all future abandonment, removal, and site clearance costs and expenses in connection with the abandonment and removal of the Satellite Production System as may be necessary or proper or required by applicable Laws;

(2)	Any necessary plugging, abandonment, or replugging of Producer’s wells;

(3)	Capping and burying of all associated pipelines located on, comprising part of, or included with the Satellite Production System;

(4)	Removal, disposal, and abandonment of any wastes, equipment, or fixtures associated with the Satellite Production System;

(5)	Removal, abandonment, and disposal of the risers and umbilical, and all other structures located on or comprising part of the Satellite Production System, or on the sea floor in the vicinity of the Satellite Production System and associated therewith, as may be required by applicable Laws; and

(6)	Clean-up or disposal of any Satellite Production System contaminated by naturally occurring radioactive material (“NORM”) as may be required by applicable Laws.
(g)	The Producer’s gross negligence or willful misconduct, if any.[10]

[10]	CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY CALLON PETROLEUM COMPANY FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

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11.1.5	Environmental Indemnity

(a)	Producer’s Environmental Indemnity. The Producer shall indemnify, release, defend and hold the Magnolia Owners harmless from and against all the clean-up responses, costs of remediation, control, assessment or compliance, and any civil fines or penalties, for the following occurrences, events and activities on or related to the Satellite Production System and the operations conducted by the Producer while on the Magnolia TLP (including the design, procurement, fabrication, transportation, installation, hook-up, interconnection, start-up and commissioning of the Receiving Facilities, but excluding all activities with respect to the Receiving Facilities thereafter), regardless of whether arising from any sole or concurrent acts or omissions of Magnolia Owners or the condition of the Magnolia TLP:
(1)	Environmental pollution or contamination including pollution or contamination of the soil, sea, groundwater or air by hydrocarbons, brine, NORM, or otherwise, emanating from the Satellite Production System upstream of the Entry Point;

(2)	The Producer’s waste disposal onsite or offsite of any hazardous substances, wastes, materials and products generated by or used in connection with the ownership or operation of the Satellite Production System; and

(3)	Any of the Producer’s failure to comply with applicable land use, surface disturbance, licensing or notification requirements; provided, however, the preceding Producer’s environmental indemnity obligations exclude and do not include:
(i) Any civil or criminal fines or penalties that may be levied against the Magnolia Owners or the Producer by any court or regulatory authority for any violation of any Laws in connection with the ownership or

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operation of the Magnolia TLP by the Magnolia Owners, all of which shall remain the responsibility of the Magnolia Owners; or
(ii) Transportation and disposal offsite from the Magnolia TLP by the Magnolia Owners of any hazardous substances, wastes, NORM, materials and products generated by or used in connection with the ownership or operation of the Magnolia TLP by the Magnolia Owners, all of which shall remain the responsibility of the Magnolia Owners.
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[11]	CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY CALLON PETROLEUM COMPANY FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

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11.1.6	Notices and Defense of Indemnified Claims
Each Party shall immediately notify the other Party of any Claim of which it becomes aware and for which it is entitled to indemnification from the other Party under this Agreement. The indemnifying Party shall be obligated to defend at the indemnifying Party’s sole expense any litigation or other administrative or adversarial proceeding against the indemnified Party relating to any Claim for which the indemnifying Party has agreed to indemnify and hold the indemnified Party harmless under this Agreement. However, the indemnified Party shall owe a duty of cooperation to the indemnifying Party and shall have the right to participate with the indemnifying Party in the defense of any such Claim at its own expense. Each Party shall owe a duty of cooperation to the other with respect to any Claim covered by the terms of this Agreement. The indemnifying Party may not settle any Claim for other than money damages without the consent of the indemnified Party.
11.1.7	Non-Conforming Production
The Producer will defend, indemnify, release and hold the Magnolia Owners harmless against all Claims arising from the operation, inspection, maintenance, repair, replacement, and/or modification of the Magnolia TLP to the extent such Claims are caused by Non-Conforming Production, except to the extent such Claims are caused by the gross negligence or willful misconduct of any of the Magnolia Owners.

To the extent such Claims are caused by the gross negligence or willful misconduct of any of the Magnolia Owners, the Magnolia Owners will defend, indemnify, release and hold the Producer harmless against all Claims arising from the operation, inspection, maintenance, repair, replacement, and/or modification of the Magnolia TLP to the extent such Claims are caused by Non-Conforming Satellite Production.
11.1.8	No Limitations
The liability of the Parties hereunder is not limited by any amounts of insurance carried by them.
11.1.9	Allocation of Liability Among the Magnolia Owners
Notwithstanding anything contained in this Article 11.1 (Liability and Indemnity) to the contrary, as among the Magnolia Owners, including the Magnolia TLP

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Operator, the allocation of responsibility for the liabilities assumed by the Magnolia Owners in Article 11.1 (Liability and Indemnity) are governed by the Magnolia TLP Operating Agreement.
11.2	Indemnification With Respect to Warranty of Title
11.2.1	Satellite Production

The Producer will defend, indemnify, release and hold the Magnolia Owners harmless against all Claims brought by any Person(s) challenging, or claiming an entitlement to, the ownership of Satellite Production and any royalties or other interests burdening such ownership.

11.2.2	Non-Satellite Production

The Magnolia Owners will defend, indemnify, release and hold the Producer harmless against all Claims brought by any Person(s) challenging, or claiming an entitlement to, the ownership of the Non-Satellite Production and any royalties or other interests burdening such ownership.
11.3	Waiver of Consequential Damages
EACH PARTY: (I) AGREES THAT ONLY ACTUAL DAMAGES SHALL BE RECOVERABLE BY IT AGAINST THE OTHER PARTIES UNDER THIS AGREEMENT; AND (II) HEREBY WAIVES AND RELEASES THE OTHER PARTIES FROM ANY RIGHT TO RECOVER SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, CONSEQUENTIAL, INCIDENTAL OR EXEMPLARY DAMAGES (WHETHER SUCH DAMAGES ARE CLAIMED UNDER BREACH OF WARRANTY, BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OR CAUSE OF ACTION AT LAW OR IN EQUITY, INCLUDING LOST BUSINESS PROFITS, DOWNTIME, CESSATION OR REDUCTION OF PRODUCTION, LOST THROUGHPUT, JOINT USE OF THE MAGNOLIA TLP BY THE PARTIES AND ANY THIRD PARTIES, AND ANY BREACH OF THIS AGREEMENT), INCLUDING, WITHOUT LIMITATION, LOSS OF PROFIT OR BUSINESS INTERRUPTION, DAMAGE TO WELL(S) OR RESERVOIRS, OR LOSS OF WELL(S), FROM OR AGAINST ANY OTHER PARTY, EXCEPT TO THE EXTENT SUCH PARTY SUFFERS SUCH DAMAGES TO AN UNAFFILIATED THIRD-PARTY IN CONNECTION WITH A THIRD-PARTY CLAIM FOR WHICH AN INDEMNITY IS EXPRESSLY PROVIDED HEREUNDER AND IN WHICH EVENT SUCH DAMAGES SHALL BE RECOVERABLE. However, nothing in this section shall alter the Parties’ rights to payments for deferred production as expressly provided in this Agreement.
11.4	Individual Obligations
Notwithstanding any provisions herein, the rights and liabilities hereunder are several and not joint or collective, and each Party will be responsible only for its share of the costs and liabilities incurred as provided hereunder. Except as provided in Article 5.8

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(Royalties and Taxes), nothing contained herein will ever be construed as creating a partnership, joint venture, association or other character of business entity recognizable in law for any purpose. Each Party will hold all the other Parties harmless from liens and encumbrances on the Magnolia Leases, Magnolia TLP, Satellite Leases, Receiving Facilities, and Satellite Production System as a result of its acts, but subject to Section 13.2.
ARTICLE XII — INSURANCE AND BONDS
12.1	Insurance
12.1.1	At all times during the term of this Agreement, Producer shall maintain the insurance described on Exhibit “J” (Insurance Provisions) attached hereto and made a part hereof, and Producer shall maintain all insurance that may be required under applicable Laws.

12.1.2	Each policy required under Article 12.1.1 above, and each applicable insurance policy which Producer elects to obtain in connection with its property or the operations and activities contemplated by this Agreement, shall contain an endorsement waiving underwriters’ rights of subrogation against Magnolia Owners and shall, with the exception of Worker’s Compensation expressly include Magnolia Owners as additional assureds, all as provided in Exhibit “J” (Insurance Provisions). Magnolia Owners shall not have any liability for the payment of any premiums for such insurance maintained by Producer hereunder.

12.1.3	Both the face value of applicable coverages and any applicable umbrella liability insurance coverage shall be counted towards meeting the required limits of coverages provided for by this Article 12.1 and Exhibit “J” (Insurance Provisions). Producer’s obligation to obtain such insurance coverage is separate and distinct from the other obligations assumed by Producer hereunder or under applicable Laws. The insurance policies set forth in Exhibit “J” (Insurance Provisions) shall be endorsed to provide that the coverage afforded is primary irrespective of the existence of other applicable insurance.

12.1.4	Contemporaneously with execution hereof and from time to time upon request by Magnolia Owners, Producer shall furnish Magnolia Owners with documentary evidence showing that such insurance required by this Article 12.1 is in effect. Producer further agrees that its insurance will not be canceled for any cause whatsoever or materially changed without thirty (30) days prior to written notice to Magnolia Owners, and further that any such lapse of insurance is a material breach of this Agreement.

12.1.5	Without limiting Producer’s liability under this Agreement, Producer shall require all of its contractors to carry all insurance required by Laws and other types of insurance in amounts and limits normally carried by prudent contractors for the type of work being performed. All contractors so engaged by Producer may be required to provide proof of adequate insurance to Magnolia Owners prior to

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commencing any work on the Magnolia TLP and any agreement with such contractors shall evidence this requirement.
12.2	Bonds

The Magnolia TLP Operator and the Satellite Operator will obtain and maintain any and all bonds required to be carried by any applicable Laws. The Magnolia TLP Operator and the Satellite Operator will require all contractors to obtain and maintain all bonds required to be carried by any applicable Laws.
ARTICLE XIII — SUCCESSORS AND ASSIGNS
13.1	Successors and Assigns

This Agreement is binding upon and inures to the benefit of the Parties and their respective heirs, successors and assigns. Each Party will incorporate in any assignment or transfer of its interest in the Magnolia TLP, Satellite Leases or Satellite Production System a provision that such assignment is subject to this Agreement.
13.2	Assignment
13.2.1	Assignment by Producer. The Producer has the right at any time to assign, transfer, farmout, exchange, sell or otherwise dispose its rights and obligations in the Satellite Leases and this Agreement in whole or in part (other than the granting of liens or security interests to secure other obligations or indebtedness of the Producer) (“Transfer of Interest”) without the prior written consent of the Magnolia Owners only under the following circumstances:

(a) There shall continue to be a single Satellite Operator of the Satellite Leases and the Satellite Production System;
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[12]	CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY CALLON PETROLEUM COMPANY FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

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(c) The Transfer of Interest will be made subject to the rights, duties and obligations of this Agreement, and any such assignee or transferee will be obligated to ratify and join this Agreement. Failure to meet both of the conditions to transfer provided in (a) and (b) above, or the failure of the assignee or transferee to ratify and join this Agreement, shall render such Transfer of Interest void. Written notice of the completion of any Transfer of Interest must be given to the Magnolia TLP Operator within ninety (90) Days of the completion of such transaction. Any Transfer of Interest will be effective only upon at least ninety (90) Days written notice to the Magnolia TLP Operator. Each individual Producer remains responsible for any costs incurred by it, under the terms of this Agreement prior to the date of notice to the Magnolia TLP Operator in writing of the Transfer of Interest and the assignee’s or transferee’s acceptance of the terms of this Agreement.
13.2.2	Assignment by Magnolia Owners. The assignment, transfer, farmout, exchange, sale or other disposition of any ownership in the Magnolia TLP or the Magnolia Leases will be made subject to the rights, duties and obligations of this Agreement, and any such assignee or transferee is obligated to ratify and join this Agreement. Written notice of the completion of any assignment or transfer must be given to the Producer within ninety (90) Days of the completion of such transaction. The Magnolia Owners (or each individual Magnolia TLP Owner) remain responsible for the obligations incurred by the Magnolia Owners, or each such individual Magnolia Owner, under the terms of this Agreement prior to the date of notice to the Producer in writing of the assignment or transfer of this Agreement and the assignee’s or transferee’s acceptance of the terms of this Agreement.
ARTICLE XIV – NOTICES
14.1	Giving and Responding to Notices

Unless otherwise specifically provided herein to the contrary, all notices, responses, demands, waivers, consents and other communications required or permitted to be given under this Agreement will be made in writing, and delivered to the designated representative in person, by facsimile transmission (followed by a telephone call confirming receipt), by U.S. mail, by overnight express or courier, in each instance with proof of delivery. Notices and responses are deemed to have been duly given and to have become effective (i) upon receipt if delivered in person; (ii) upon receipt if given by facsimile so long as receipt is confirmed by telephone, (iii) three (3) business Days after having been delivered to an air courier for overnight delivery; or (iv) upon receipt after

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having been deposited in the U.S. mail, in each instance all fees prepaid. Any such notice shall be directed to the Party, or its permitted assignee at the address set forth below in this Article 14.1 (Giving and Responding to Notices). Failure to timely respond to any matter requiring consent is deemed a negative response to such proposal. The following addresses will remain effective until such time as a Party changes its address for notice by giving notice to the other Parties in accordance with this Article 14.1 (Giving and Responding to Notices).

If to Satellite Operator, to:
Operational Matters:

Callon Petroleum Operating Company Attention: Terry M. Stock, Project and Operations Manager 1200 Enclave Pkwy.; Suite 225 Houston, TX 77077 Telephone: (281) 589-5207 Facsimile: (281) 589-5215

Billing/Invoices:

Callon Petroleum Operating Company Invoice Processing P. O. Box 1287 Natchez, Mississippi 39121 (email: rhinton@callon.com)

Notices:

Callon Petroleum Operating Company
Attention: Dee A. Newman, Land Manager
200 North Canal Street, Suite 200
Natchez, Mississippi 39120
Telephone: (601) 446-6260
Facsimile: (601) 446-1434
(email: dnewman@callon.com)
If to the Magnolia TLP Operator, to:
Operational Matters:

ConocoPhillips Company Attention: Gulf of Mexico Operations Manager 600 N. Dairy Ashford Houston, Texas 77079 Telephone: (832) 486-2137 Facsimile: (832) 486-2744

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Notices:

ConocoPhillips Company Attention: Gulf of Mexico Land Manager 600 N. Dairy Ashford Houston, Texas 77079 Telephone: (832) 486-2265 Facsimile: (832) 486-2691
If to the Magnolia Owners, to:
Notices:

ConocoPhillips Company Attention: Gulf of Mexico Land Manager 600 N. Dairy Ashford Houston, Texas 77079 Telephone: (832) 486-2265 Facsimile: (832) 486-2691

Devon Energy Production Company, L.P. Attention: Gulf of Mexico Land Manager 1200 Smith St. Houston, TX 77002 Telephone: (713) 286-5858 Facsimile: (713) 286-5737
If to Producer, to:
Notices:

Callon Petroleum Operating Company Attention: Terry M. Stock, Project and Operations Manager 1200 Enclave Pkwy.; Suite 225 Houston, TX 77077 Telephone: (281) 589-5207 Facsimile: (281) 589-5215
14.2	Content of Notice

Any notice which requires a response within a time period will indicate the applicable response time. Any notice must contain sufficient detail to allow the Parties to adequately evaluate the scope, timing, costs, etc. of the matter/proposal.

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ARTICLE XV — ADMINISTRATIVE AND MISCELLANEOUS
15.1	Billing Procedures

Unless otherwise specifically provided herein, the Magnolia TLP Operator will direct invoice, in accordance with Exhibit “C” (Accounting Procedures), to the Satellite Operator on behalf of the Producer, for all costs and expenses that are due from Producer under this Agreement. Unless otherwise expressly provided in this Agreement, costs payable or reimbursable by Producer shall be determined in accordance with Exhibit “C” (Accounting Procedures).

15.2	Disclaimer of Warranties by Magnolia Owners

THE MAGNOLIA OWNERS DO NOT MAKE ANY EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION AS TO THE SUITABILITY, QUALITY, QUANTITY, OR FITNESS OF THE MAGNOLIA TLP, EQUIPMENT, FACILITIES, OR THE EXISTING MAGNOLIA TLP SYSTEMS REGARDING THE USE OF SAME FOR ANY PARTICULAR PURPOSE. The Producer acknowledges that it has the right to inspect the Magnolia TLP, its facilities and systems at any time and shall accept and use the same “AS IS,” “WHERE IS,” and “WITH ALL FAULTS,” and in their present or future condition and state of repair as of the date of this Agreement, and regardless of any wear and tear or damage that may occur after the date of this Agreement. THE PRODUCER EXPRESSLY ASSUMES THE RISK OF ANY DEFAULT IN OR FAILURE OF THE MAGNOLIA TLP, FACILITIES, EQUIPMENT, SYSTEMS OR PROPERTY SUBJECT TO THIS AGREEMENT AND HEREBY FULLY RELEASES AND RELIEVES AND AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE MAGNOLIA OWNERS WITH RESPECT TO ANY LIABILITY TO THE PRODUCER, OR ANY CONTRACTORS OR ANY INVITEES OF THE PRODUCER, AS A RESULT THEREOF.

To the extent required to be operative, the disclaimers of representations and warranties contained in this Agreement are conspicuous disclaimers for the purpose of any applicable Laws. MAGNOLIA OWNERS EXPRESSLY DISCLAIM AND NEGATE AS TO THE MAGNOLIA TLP, FACILITIES, EQUIPMENT AND SYSTEMS (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS.

The express representations and warranties of the Parties contained in this Agreement are exclusive and are in lieu of all other representations and warranties, express, implied or statutory. Except as expressly set forth in this Agreement, the Parties hereto each disclaim all liability and responsibility for any other representation, warranty, statements or communications (orally or in writing) to any other Party (including, but not limited to, any information contained in any opinion, information or advice that may have been provided to any such Party by any employee, officer, director, agent, consultant, engineer or engineering firm, trustee, representative, partner, member, beneficiary, stockholder or contractor of such disclaiming Party or its Affiliates) wherever and however made.

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Without limiting the generality of the foregoing, Magnolia Owners make no warranty or representation, express or implied, with respect to the accuracy, completeness or materiality of the information, records and data now, heretofore or hereafter made available to the Producer in connection with the Magnolia TLP, facilities, equipment and systems or this Agreement, including, without limitation, (i) any description of the Magnolia TLP, facilities, equipment and systems, (ii) regulatory matters, (iii) the physical, operating, regulatory compliance, safety or environmental condition of the Magnolia TLP, facilities, equipment and systems at any time, (iv) potential for use of the Magnolia TLP, facilities, equipment and systems, (iv) value of the Magnolia TLP, facilities, equipment and systems, (v) any projections as to events that could or could not occur, or that are likely to occur, and (vi) any other matters contained in or omitted from any information or material furnished to Producer by Magnolia Owners. Any and all such data, information and material furnished by Magnolia Owners is provided as a convenience only and any reliance on or use of same is at the Producer’s sole risk. The Magnolia Owners and their Affiliates, and their officers, directors, employees, agents, consultants, trustees or representatives, shall have no liability to the Producer or its Affiliates, and its officers, directors, employees, agents, consultants, trustees or representatives, resulting from any use, authorized or unauthorized, of the information, records and data relating to the Magnolia TLP, facilities, equipment and systems provided by or on behalf the Producer, and the Producer hereby waives and releases the Magnolia Owners from same.

15.3	Disclaimer of Warranties by Producer

THE PRODUCER DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION AS TO THE SUITABILITY, QUALITY, QUANTITY, OR FITNESS OF THE SATELLITE PRODUCTION SYSTEM, EQUIPMENT, FACILITIES, OR REGARDING THE USE OF SAME FOR ANY PARTICULAR PURPOSE. The Magnolia Owners acknowledge that they have the right to inspect the Satellite Production System, its facilities and systems at any time and shall accept and use the same “AS IS,” “WHERE IS,” and “WITH ALL FAULTS,” and in their present or future condition and state of repair as of the date of this Agreement, and regardless of any wear and tear or damage that may occur after the date of this Agreement. THE MAGNOLIA OWNERS EXPRESSLY ASSUME THE RISK OF ANY DEFAULT IN OR FAILURE OF THE SATELLITE PRODUCTION SYSTEM, FACILITIES, EQUIPMENT, SYSTEMS OR PROPERTY SUBJECT TO THIS AGREEMENT AND HEREBY FULLY RELEASE AND RELIEVE AND AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE PRODUCER WITH RESPECT TO ANY LIABILITY TO THE MAGNOLIA OWNERS, OR ANY CONTRACTORS OR ANY INVITEES OF THE MAGNOLIA OWNERS, AS A RESULT THEREOF.

To the extent required to be operative, the disclaimers of representations and warranties contained in this Agreement are conspicuous disclaimers for the purpose of any applicable Laws. THE PRODUCER EXPRESSLY DISCLAIMS AND NEGATES AS TO THE SATELLITE PRODUCTION SYSTEM, FACILITIES, EQUIPMENT AND SYSTEMS (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF

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FITNESS FOR A PARTICULAR PURPOSE, AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS.

The express representations and warranties of the Parties contained in this Agreement are exclusive and are in lieu of all other representations and warranties, express, implied or statutory. Except as expressly set forth in this Agreement, the Parties hereto each disclaim all liability and responsibility for any other representation, warranty, statements or communications (orally or in writing) to any other Party (including, but not limited to, any information contained in any opinion, information or advice that may have been provided to any such Party by any employee, officer, director, agent, consultant, engineer or engineering firm, trustee, representative, partner, member, beneficiary, stockholder or contractor of such disclaiming Party or its Affiliates) wherever and however made.

Without limiting the generality of the foregoing, the Producer makes no warranty or representation, express or implied, with respect to the accuracy, completeness or materiality of the information, records and data now, heretofore or hereafter made available to the Magnolia Owners in connection with the Satellite Production System, facilities, equipment and systems or this Agreement, including, without limitation, (i) any description of the Satellite Production System, facilities, equipment and systems, (ii) regulatory matters, (iii) the physical, operating, regulatory compliance, safety or environmental condition of the Satellite Production System, facilities, equipment and systems at any time, (iv) potential for use of the Satellite Production System, facilities, equipment and systems, (iv) value of the Satellite Production System, facilities, equipment and systems, (v) any projections as to events that could or could not occur, or that are likely to occur, and (vi) any other matters contained in or omitted from any information or material furnished to Magnolia Owners by Producer. Any and all such data, information and material furnished by Producer is provided as a convenience only and any reliance on or use of same is at the Magnolia Owners’ sole risk. The Producer and its Affiliates, and its officers, directors, employees, agents, consultants, trustees or representatives, shall have no liability to the Magnolia Owners or their Affiliates, and their officers, directors, employees, agents, consultants, trustees or representatives, resulting from any use, authorized or unauthorized, of the information, records and data relating to the Satellite Production System, facilities, equipment and systems provided by or on behalf the Magnolia Owners, and the Magnolia Owners hereby waive and release the Producer from same.

15.4	Representations and Warranties

Each Party represents and warrants to the other Parties that on and as of the Effective Date hereof:
15.4.1	it is duly formed and validly existing and in good standing under the Laws of its state or jurisdiction of formation, with power and authority to carry on the business in which it is engaged and to perform its respective obligations under this Agreement;

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15.4.2	the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate, limited liability company, partnership or similar action;

15.4.3	it has the entire requisite corporate, limited liability company, partnership or similar power and authority to enter into this Agreement and perform its obligations hereunder;

15.4.4	the execution and delivery of this Agreement does not, and consummation of the transactions contemplated herein will not, violate any of the provisions of organizational documents, any agreement pursuant to which it or its property is bound, to its knowledge, any applicable Laws; and

15.4.5	this Agreement is valid, binding and enforceable against it in accordance with its terms, subject to bankruptcy, moratorium, insolvency and other Laws generally affecting creditors’ rights and general principles of equity (whether applied in a proceeding in a court of law or equity).
15.5	Warranty of Title
15.5.1	The Producer warrants title to its share of Satellite Production to be handled by the Magnolia TLP Operator and indemnifies the Magnolia Owners pursuant to Article 11.2.1 (Satellite Production) of this Agreement.

15.5.2	Each Magnolia Owner severally warrants title to its share of the Magnolia TLP Production to be handled on the Magnolia TLP and indemnifies the Producer pursuant to Article 11.2.2 (Non-Satellite Production) of this Agreement.
15.6	Standard of Performance

The Magnolia TLP Operator and the Satellite Operator will conduct all operations in a proper and workmanlike manner in accordance with methods and practices customarily used in sound oil and gas field practice and with that degree of diligence reasonable and ordinarily exercised by an experienced prudent operator engaged in a similar activity under the same or similar circumstances.

15.7	Producer’s Employees, Consultants, and Contractors

The Producer will keep the Magnolia Leases, the Magnolia TLP and all Non-Satellite Production free from all liens and encumbrances which might arise by reason of the their operations and activities conducted under this Agreement.

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15.8	Magnolia TLP Operator’s Employees, Consultants, and Contractors

The Magnolia Owners will keep the Satellite Leases, the Satellite Production and the Satellite Production System free from all liens and encumbrances which might arise by reason of the their operations and activities conducted under this Agreement, except as expressly provided in Article 13.2.1 (b).

15.9	Further Assurances

Subject to the terms and conditions set forth in this Agreement, each of the Parties agrees to use all reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated by this Agreement. In case, at any time after the execution of this Agreement, any further action is deemed necessary or desirable to carry out its purposes, the proper officers, directors, or other appropriate representatives of the Parties will take or cause to be taken all such reasonably necessary action.

15.10	Non-Compliance Citations

The Producer will be responsible for any non-compliance citations issues by governmental agencies with respect to the Satellite Production System or the Satellite Leases, and such citations will be promptly reported to the Magnolia TLP Operator. The Magnolia Owners will be responsible for any non-compliance citations issued by governmental agencies with respect to the Magnolia Leases or the Magnolia TLP and such citations will be promptly reported to the Satellite Operator.

15.11	Dispute Resolution

Compliance with this Article 15.11 (Dispute Resolution) shall constitute a condition precedent to any Party seeking judicial enforcement of any provisions of this Agreement. Any dispute concerning this Agreement shall be resolved under the mediation procedures of this Article 15.11 (Dispute Resolution). The Parties will first attempt in good faith to resolve all disputes by negotiations between management level persons who have authority to settle the controversy. If either Party believes further negotiations are futile, such Party may initiate the mediation process by so notifying the other Party in writing. The other Parties shall then attempt in good faith to resolve the dispute by mediation in Houston, Texas, employing management level persons with authority to settle the dispute, in accordance with the International Institute for Conflict Prevention and Resolution Model Procedure for Mediation of Business Disputes, as such procedure may be modified by agreement of the Parties. If the dispute has not been resolved pursuant to mediation within sixty (60) days after initiating the mediation process, the dispute may be addressed in any manner a Party deems appropriate, but subject to Article 15.15.1 (Confidentiality Provisions). All negotiations and mediations pursuant to this Article 15.11 (Dispute Resolution) are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. Notwithstanding the provisions of this Article 15.11 (Dispute Resolution), any Party may seek from the courts any interim, provisional or injunctive relief that may be necessary to protect the rights or

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property of any Party or maintain the status quo before, during or after the pendency of any mediation or settlement discussions. The institution and maintenance of any judicial action or proceeding for any such interim, provisional or injunctive relief shall not constitute a waiver of the right or obligation of any Party to submit the dispute to negotiation and mediation as described above, including Claims or disputes arising from the exercise of such interim, provisional or injunctive relief. The provisions of this Article 15.11 (Dispute Resolution) shall not limit the obligation of a Party to defend, indemnify of hold harmless the other Parties against court proceedings or other Claims as provided in Article XI (Liabilities and Indemnification). The cost of the mediation shall be shared 50% by Magnolia Owners and 50% by Producer.

15.12	Waivers

Neither action taken (including, without limitation, any investigation by or on behalf of a Party) nor inaction pursuant to this Agreement will be deemed to constitute a waiver of compliance with any representation, warranty, covenant or agreement contained herein by the Party not committing such action or inaction. A waiver by any Party of a particular right, including, without limitation, breach of any provision of this Agreement, will not operate or be construed as a subsequent waiver of that same right or a waiver of any other right.

15.13	Remedies

The rights, obligations, and remedies created by this Agreement are cumulative and in addition to any other rights, obligations, or remedies otherwise available at Law or in equity. Nothing herein will be considered an election of remedies.

15.14	No Third Party Beneficiaries

Except to the extent a Third Party is expressly given rights herein, any agreement herein contained, expressed or implied, will be only for the benefit of the Parties and their respective legal representatives, successors, and assigns, and such agreements or assumptions will not inure to the benefit of any other Person whomsoever, it being the intention of the Parties that no Person will be deemed a Third Party beneficiary to this Agreement except to the extent a Third Party is expressly given rights herein.

15.15	Confidentiality Provisions
15.15.1	The Parties agree to keep in secrecy and confidence until the termination of this Agreement the Confidential Information, save and except:
(a)	to their respective Affiliates, subcontractors and consultants and their respective employees, servants or agents actively engaged in the operations hereunder to the extent that they need to know for purposes related to this Agreement, or

(b)	if and to the extent it is required or requested to do so by any Laws, provided that the disclosing Party will, if permitted to do so, notify

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the other Parties in writing as soon as possible upon becoming aware of any such requirement, or

(c)	to any bona fide prospective assignee or transferee of all or any portion of a Party’s interest in the Magnolia Leases or Satellite Leases (whichever the case may be) provided that such prospective assignee or transferee has executed a confidentiality agreement for a term of not less than four (4) years requiring it to maintain the secrecy and confidentiality of the Confidential Information.
15.15.2	Notwithstanding the foregoing, the provision of confidentiality, use, and disclosure above will not apply to information:
(a)	which was in the public knowledge or literature at the time of disclosure by any Party hereunder,

(b)	which was already in the possession of any Party at the time of disclosure hereunder without obligation of confidentiality,

(c)	which was or is subsequently developed by any Party without use of the Confidential Information,

(d)	which subsequent to disclosure hereunder and without fault of the disclosing Party becomes part of the public knowledge, or

(e)	which is disclosed to any Party (without the obligation of confidentiality) by a Third Party having the legal right to do so.
15.15.3	Any Party who assigns or transfers its interest in this Agreement remains bound by the confidentiality obligations of this Agreement as to any Confidential Information obtained throughout the term of this Agreement.

15.15.4	All Confidential Information made available to the Parties hereunder will be done so on an “as is” basis without any warranties, either express or implied, as to the accuracy, validity, or utility of such information. In no event will any Party be liable for any damages of whatever nature arising out of, or resulting from, making the Confidential Information available under this Agreement.
15.16	Commitment of Oil and Gas Reserves

Subject to Article X (Term, Default, Termination and Continuation of Services), for the life of the Satellite Leases, the Producer commits to: (i) deliver all Satellite Production to the Magnolia TLP for processing, handling, and delivery, except that the Producer reserves unto itself, its successors and assigns, the right to use quantities of Satellite Production sufficient to satisfy (a) development and operations of the Satellite Leases including, but not limited to, additional recovery operations and use of Gas for fuel,

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flaring, pigging, drilling, deepening, reworking, or such other operations and (b) any royalty interest in Satellite Production that the royalty owner may elect to in-kind.

15.17	Compliance With Laws and Regulations

This Agreement and all of the terms and conditions contained herein, and the respective obligations of and the operations conducted by the Parties, are expressly subject to and will remain subject to and comply with all valid and applicable Laws. Each of the Parties hereto agree that they will at all times maintain their respective facilities and leases and conduct their operations thereon in accordance with all valid and applicable Laws.

No Party will suffer a forfeiture or be liable in damages to the other Parties for any delays or damages or any failure to act, due, occasioned or caused by reason of Laws respecting the activities or operations covered hereby and delays due to the above causes, or any of them, will not be deemed to be a breach of or failure to perform under this Agreement.
15.17.1	Applicable Law: THE PROVISIONS OF THIS AGREEMENT AND THE RELATIONSHIP OF THE PARTIES WILL BE GOVERNED AND INTERPRETED ACCORDING TO THE LAWS OF THE STATE OF LOUISIANA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OF ANOTHER JURISDICTION. Subject to Article 15.11 (Dispute Resolution) to the extent permissible by Laws, Lafayette, Louisiana shall be the exclusive venue for all proceedings brought by any party regarding any Claim under this Agreement.

15.17.2	Severance of Invalid Provisions: The Parties intend that every provision of this Agreement, the Exhibits attached hereto, and the documents incorporated herein by reference be severable. If any term or other provision of this Agreement is found to be invalid, illegal or incapable of being enforced by any rule of Laws or public policy, all other conditions and provisions of this Agreement will remain in full force and effect. The illegality, invalidity or unenforceability of any provisions hereof will not affect the legality, validity or enforceability of the remainder of this Agreement. In the case of conflict between the provisions of this Agreement and the provisions of any applicable Laws, the provisions of the Laws will govern over the provisions of this Agreement. If, for any reason and for so long as, any clause or provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid, unenforceable or unconscionable under any Laws (or interpretation thereof), the remainder of this Agreement will not be affected by such illegality or invalidity. Any such invalid provision will be deemed severed from this Agreement as if this Agreement had been executed with the invalid provision eliminated. Any term or provisions of this Agreement that is invalid or unenforceable in any jurisdiction will be ineffective only as to such jurisdiction and then only to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any terms and provisions of this Agreement in any other

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jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, each provision will be interpreted to be only so broad as is enforceable. A bankruptcy or similar trustee must accept or, to the extent permitted by Law, reject this Agreement in its entirety.

15.17.3	Fair and Equal Employment: Each of the Parties is an Equal Opportunity Employer. To the extent that this Agreement may be subject to Executive Order 11246, as amended, the equal opportunity provisions (41 CFR 60-1) are incorporated herein by reference. If the Non-Discrimination in the OCS provisions of 30 CFR 270 apply to this Agreement and the operations conducted under it, the provisions of 30 CFR 270 are also incorporated by reference. To the extent required by applicable Laws, this Agreement also includes and is subject to the affirmative action clauses concerning disabled veterans and veterans of the Vietnam era (41 CFR 60-250) and the affirmative action clauses concerning employment of the handicapped (41 CFR 60-741), which clauses are incorporated herein by reference. In performing work under this Agreement, the Parties agree to comply with (and the Magnolia TLP Operator and the Satellite Operator, as applicable, will require each independent contractor to comply with) the governmental requirements set forth in Exhibit “L” (Certification of Non-Segregated Facilities) attached hereto, pertaining to non-segregated facilities. This Agreement and the Parties are also subject to any other applicable Laws relating to non-discrimination. The Magnolia Owners and the Producer do not condone in any way the use of illegal drugs or controlled substances. The Magnolia TLP Operator and the Satellite Operator, as applicable, will maintain in effect a drug free workplace policy.
15.18	Construction and Interpretation of this Agreement

The construction and interpretation of the terms of this Agreement will be governed by the following conventions:
15.18.1	Heading for Convenience: All references in this Agreement to articles, sections, subsections and Exhibits hereof will refer to the corresponding article, section, subsection or exhibit of this Agreement, unless specific reference is made to such articles, sections, subsection or exhibit of another document or instrument. All titles or headings to Articles, subarticles or other divisions of this Agreement except Article II (Definitions and Exhibits) or the Exhibits hereto are only for the convenience of the Parties and will not be construed to have any effect or meaning with respect to the other content of such Articles, subarticles or other divisions, such other content being controlling as to the agreement between the Parties.

Except as otherwise provided in this Agreement, each reference to an article of this Agreement will include the entire referenced article including its sections and subsections. Except as otherwise provided in

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this Agreement, each reference to a section in this Agreement will include all of the section including its subsections. Except as otherwise provided in this Agreement, each reference to an exhibit in this Agreement will include all of the exhibit, including sections and subsections.

15.18.2	Gender: All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, will include all other genders.

15.18.3	Number: Whenever the context requires, reference herein made to the singular will be understood to include the plural, and the plural will likewise be understood to include the singular.

15.18.4	Independent Representation: Each individual member of the Magnolia Owners and the Producer declare that they have contributed to the drafting of this Agreement or have had it reviewed by their counsel before signing it. Each agrees that it has been purposefully drawn and correctly reflects their understanding of the transaction that it contemplates. Accordingly, this Agreement, though drawn by one Party, will be considered for all purposes as prepared through the joint efforts of the Parties, and will not be construed unfairly and unreasonably and not more strictly against one Party or another Party as a result of the preparation. Each Party has had the benefit of independent representation with respect to the subject matter of this Agreement.
15.19	Integrated and Entire Agreement

This Agreement, and the Exhibits attached thereto, constitute the entire and final agreement between the Parties pertaining to the subject matter hereof and as such supersedes all prior agreements, understandings, negotiations, and discussion, whether oral or written. There are no representations, warranties, promises, or other agreements, oral or written, between the Parties in connection with the subject matter hereof, other than those specifically set forth in this Agreement or in documents delivered pursuant to this Agreement.

Upon execution of this Agreement by all of the Parties, this Agreement will supersede and replace all previous negotiations, understandings, promises, or discussions, whether written or oral, relative to the subject matter of this Agreement. Each of the Parties acknowledges that no other Party has made any promise, representation or warranty that is not expressly stated in this Agreement. This Agreement is entire as to all of the performances to be rendered under it and breach of any provision will constitute a breach of the entire Agreement.

15.20	Amendment and Modification

Except as otherwise provided in this Agreement, all amendments, supplements, and modification to this Agreement will be in writing and executed by all of the Parties. This

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Agreement will not be modified or changed except by a written amendment signed by all of the Parties.

15.21	Survivability

The provisions, including any obligations associated therewith, relating to the payment of invoices, audit, abandonment, indemnity, regulatory compliance, representation, warranty, and confidentiality, will survive the cancellation or termination of this Agreement without regard to any action taken pursuant to this Agreement, including without limitation, the execution of any documents affecting an interest in real property or any investigation made by the Party asserting the breach thereof. Notwithstanding the foregoing, the indemnification provisions contained in Article XI (Liabilities and Indemnification) will survive until the later of (i) judicial declaration of the expiration of the applicable statute of limitations or (ii) all Claims arising hereunder have been concluded. Accordingly, cancellation or termination of this Agreement will not relieve any Party from any costs, expenses, or liability accrued or incurred prior to the cancellation or termination of this Agreement, and the provisions of this Agreement will continue in force for such additional time as necessary until all Claims have been settled or otherwise disposed of and a final accounting and settlement has been made under this Agreement.

15.22	Existing Agreements

Unless specifically excepted or reserved, and to the extent that they are binding on the Magnolia Owners, the Producer and the Magnolia Owners agree that this Agreement will be made subject to (and Producer accept that this Agreement is subject to) any and all valid and existing reservations, exceptions, limitations, contracts, agreements, licenses, leases, grants and all other agreements or instruments affecting the Magnolia TLP (i) which are of record with the MMS or official county/parish records, (ii) of which Producer have actual or constructive notice or knowledge, including, without limitation, any matter included or referenced in materials made available to Producer by the Magnolia Owners for its review prior to the execution of this Agreement, (iii) which are listed in this Article 15.22 (Existing Agreements), or (iv) are referred to in the contracts and agreements listed in this Article 15.22 (Existing Agreements).

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ARTICLE XVI – EXECUTION
16.1	Effect

Upon its execution by all of the Parties, this Agreement will become effective as of the Effective Date and will be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors, and assigns. This Agreement does not benefit or create any rights in any Person not a Party to this Agreement.

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16.2	Counterparts

This Agreement may be executed by signing the original or a counterpart thereof. If this Agreement is executed in multiple counterparts, each counterpart will be deemed an original and all counterparts when taken together will constitute but one and the same Agreement with the same effect as if all of the Parties had signed the same instrument. This Agreement may also be ratified by separate instrument referring to this Agreement and adopting by reference all the provisions of this Agreement. A ratification will have the same effect as an execution of the original Agreement.
IN WITNESS WHEREOF, this Agreement is executed by each Party through its duly authorized agent or representative on the date shown below the respective signature of each, but is effective as of the Effective Date.
THE MAGNOLIA OWNERS
CONOCOPHILLIPS COMPANY (Magnolia Owner and Magnolia TLP Operator)

By:

Name:	David W. Twomey

Title:	Attorney-in-Fact

Date:	, 2007
DEVON ENERGY PRODUCTION COMPANY, L. P. (Magnolia Owner)

By:

Name:	Mark K. Gress

Title:	Agent and Attorney-in-Fact

Date:	, 2007

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THE PRODUCER
CALLON PETROLEUM OPERATING COMPANY (Producer and Satellite Operator)

By:

Name:	Fred L. Callon

Title:	President and CEO

Date:	, 2007